                             AIM ADVISOR FLEX FUND
                        A PORTFOLIO OF AIM ADVISOR FUNDS
                          11 GREENWAY PLAZA, SUITE 100
                              HOUSTON, TEXAS 77046

                                                                   June 21, 2001

Dear Shareholder:

Enclosed is a combined proxy statement and prospectus seeking your approval of a proposed combination of AIM Advisor Flex Fund with AIM Balanced Fund. AIM Advisor Flex Fund ("Flex Fund") is an investment portfolio of AIM Advisor Funds, a Delaware business trust. AIM Balanced Fund ("Balanced Fund") is an investment portfolio of AIM Funds Group, a Delaware business trust.

The investment objectives of Flex Fund and Balanced Fund are similar and the two funds employ similar investment policies to achieve their investment objectives. A I M Advisors, Inc. serves as the investment adviser to Flex Fund and Balanced Fund. As discussed in the accompanying document, Flex Fund's asset base is decreasing, Balanced Fund has generally provided a better long-term return to its shareholders than Flex Fund, and Balanced Fund's ratios of expenses to net assets are lower than those of Flex Fund. The combined assets of the two funds should also provide a more stable asset base for management because daily purchases and redemptions of shares should have a less significant impact on the size of the combined fund. The accompanying document describes the proposed transaction and compares the investment policies, operating expenses and performance history of Flex Fund and Balanced Fund. You should review the enclosed materials carefully.

Shareholders of Flex Fund are being asked to approve an Agreement and Plan of Reorganization by and among AIM Advisor Funds, AIM Funds Group and A I M Advisors, Inc., that will govern the reorganization of Flex Fund into Balanced Fund. After careful consideration, the Board of Trustees of AIM Advisor Funds has unanimously approved the proposal and recommends that you vote FOR the proposal.

If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, or have questions, please notify AIM Advisor Funds by calling 1-800-952-3502. If you do not expect to attend the meeting, please fill in, date, sign and return the proxy card in the enclosed envelope which requires no postage if mailed in the United States.

Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications, Inc., reminding you to vote your shares. You may also vote your shares by telephone or on the internet at http://www.aimfunds.com by following the instructions that appear on the enclosed proxy materials.

                                          Sincerely,

                                          /s/ Robert H. Graham
                                          Robert H. Graham
                                          Chairman

                             AIM ADVISOR FLEX FUND

                                 A PORTFOLIO OF
                               AIM ADVISOR FUNDS
                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 17, 2001

TO THE SHAREHOLDERS OF AIM ADVISOR FLEX FUND:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of AIM Advisor Flex Fund ("Flex Fund"), an investment portfolio of AIM Advisor Funds ("AAF"), will be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173 on August 17, 2001, at 3:00 p.m., Central Time, for the following purposes:

     1. To approve an Agreement and Plan of Reorganization (the "Agreement") by and among AAF, acting on behalf of Flex Fund, AIM Funds Group ("AFG"), acting on behalf of AIM Balanced Fund ("Balanced Fund") and A I M Advisors, Inc. The Agreement provides for the combination of Flex Fund with Balanced Fund (the "Reorganization"). Pursuant to the Agreement, all of the assets of Flex Fund will be transferred to Balanced Fund. Balanced Fund will assume all of the liabilities of Flex Fund, and AFG will issue Class A shares of Balanced Fund to Flex Fund's Class A shareholders, Class B shares of Balanced Fund to Flex Fund's Class B shareholders, and Class C shares of Balanced Fund to Flex Fund's Class C shareholders. The value of each Flex Fund shareholder's account with Balanced Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Flex Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No initial sales charge will be imposed in connection with the Reorganization.

     2. To transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     Shareholders of record as of the close of business on May 30, 2001, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

     SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE MANAGEMENT OF AAF. YOU MAY ALSO VOTE YOUR SHARES THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIALS. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY EXECUTING AND SUBMITTING OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO AAF OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                            /s/ Carol F. Relihan
                                            Carol F. Relihan
                                            Senior Vice President and Secretary

June 21, 2001

        AIM ADVISOR FLEX FUND                    AIM BALANCED FUND
            A PORTFOLIO OF                         A PORTFOLIO OF
          AIM ADVISOR FUNDS                       AIM FUNDS GROUP
          11 GREENWAY PLAZA                      11 GREENWAY PLAZA
              SUITE 100                              SUITE 100
      HOUSTON, TEXAS 77046-1173              HOUSTON, TEXAS 77046-1173
      TOLL FREE: (800) 454-0327              TOLL FREE: (800) 454-0327

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                              DATED: JUNE 21, 2001

     This document is being furnished in connection with a special meeting of Shareholders of AIM Advisor Flex Fund ("Flex Fund"), an investment portfolio of AIM Advisor Funds ("AAF"), a Delaware business trust, to be held on August 17, 2001 (the "Special Meeting"). At the Special Meeting, the shareholders of Flex Fund are being asked to consider and approve an Agreement and Plan of Reorganization (the "Agreement") by and among AAF, acting on behalf of Flex Fund, AIM Funds Group ("AFG"), acting on behalf of AIM Balanced Fund ("Balanced Fund"), and A I M Advisors, Inc. ("AIM Advisors"). The Agreement provides for the combination of Flex Fund with Balanced Fund (the "Reorganization"). THE BOARD OF TRUSTEES OF AAF HAS UNANIMOUSLY APPROVED THE AGREEMENT AND REORGANIZATION AS BEING IN THE BEST INTERESTS OF THE SHAREHOLDERS OF FLEX FUND.

     Pursuant to the Agreement, all of the assets of Flex Fund will be transferred to Balanced Fund, Balanced Fund will assume all of the liabilities of Flex Fund, and AFG will issue Class A shares of Balanced Fund to Flex Fund's Class A shareholders, Class B shares of Balanced Fund to Flex Fund's Class B shareholders, and Class C shares of Balanced Fund to Flex Fund's Class C shareholders. The value of each Flex Fund shareholder's account with Balanced Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Flex Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No initial sales charge will be imposed in connection with the Reorganization.

     Balanced Fund is a series portfolio of AFG, an open-end, series management investment company. The investment objective of Balanced Fund is similar to the investment objective of Flex Fund. Balanced Fund seeks to achieve as high a total return as possible, consistent with preservation of capital. Flex Fund also seeks high total return. Both funds seek to achieve their investment objective by investing in a portfolio of equity securities and fixed income securities. See "Comparison of Investment Objectives and Policies."

     This Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") sets forth the information that a shareholder of Flex Fund should know before voting on the Agreement. It should be read and retained for future reference.

     The current Prospectus of Flex Fund, dated September 11, 2000, as supplemented June 14, 2001 (the "Flex Fund Prospectus"), together with the related Statement of Additional Information also dated September 11, 2000, as revised February 22, 2001, are on file with the Securities and Exchange Commission (the "SEC") and are incorporated by reference herein. The Prospectus of Balanced Fund dated May 1, 2001 (the "Balanced Fund Prospectus"), and the related Statement of Additional Information also dated May 1, 2001, as supplemented May 4, 2001, have been filed with the SEC and are incorporated by reference herein. A copy of the Balanced Fund Prospectus is attached as Appendix II to this Proxy Statement/Prospectus. The SEC maintains a website at http://www.sec.gov that contains the prospectuses and statements of additional information described above, material incorporated by reference, and other information about AAF and AFG. These documents are also available without charge by writing to A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or by calling (800) 347-4246. Additional information about Flex Fund and Balanced Fund may also be obtained on the internet at http://www.aimfunds.com.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

[AIM LOGO APPEARS HERE]
--Registered Trademark--

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
INTRODUCTION................................................    1
PROPOSAL 1: APPROVAL OF AGREEMENT AND PLAN OF
  REORGANIZATION............................................    1
SYNOPSIS....................................................    1
  The Reorganization........................................    1
  Reasons for the Reorganization............................    2
  Comparison of Balanced Fund and Flex Fund.................    2
RISK FACTORS................................................    5
  Comparative Risks.........................................    5
  Risks Associated with Balanced Fund.......................    6
COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES............    6
  Investment Objectives of Balanced Fund and Flex Fund......    6
  Investment Policies of Balanced Fund......................    6
  Investment Policies of Flex Fund..........................    6
  Balanced Fund Portfolio Management........................    7
  Management's Discussion and Analysis of Performance.......    7
FINANCIAL HIGHLIGHTS........................................    7
ADDITIONAL INFORMATION ABOUT THE AGREEMENT..................   11
  Terms of the Reorganization...............................   11
  The Reorganization........................................   11
  Board Considerations......................................   11
  Other Terms...............................................   12
  Federal Tax Consequences..................................   13
  Accounting Treatment......................................   15
ADDITIONAL INFORMATION ABOUT BALANCED FUND AND FLEX FUND....   15
RIGHTS OF SHAREHOLDERS......................................   15
OWNERSHIP OF FLEX FUND AND BALANCED FUND SHARES.............   16
  Significant Holders.......................................   16
  Share Ownership by Executive Officers and Trustees........   17
CAPITALIZATION..............................................   18
LEGAL MATTERS...............................................   18
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE
  COMMISSION................................................   18
APPENDIX I....................Agreement and Plan of Reorganization
APPENDIX II............................Prospectus of Balanced Fund
APPENDIX III....Balanced Fund Discussion & Analysis of Performance

     The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, Invest with DISCIPLINE, Invierta con DISCIPLINA, La Familia AIM de Fondos, and La Familia AIM de Fondos and Design are registered service marks, and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.

     No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                                  INTRODUCTION

     This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees of AAF for use at the Special Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046, on August 17, 2001, at 3:00 p.m., Central Time (such meetings and any adjournments thereof are referred to as the "Special Meeting").

     All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained therein. If no instructions are given, shares represented by proxies will be voted FOR the proposal to approve the Agreement and in accordance with management's recommendation on other matters. The presence in person or by proxy of one-third of the outstanding shares of beneficial interest in Flex Fund at the Special Meeting will constitute a quorum. Approval of the Agreement by Flex Fund requires the affirmative vote of a majority of the shares cast by shareholders of Flex Fund. Abstentions and broker non-votes will be counted as shares present at the Special Meeting for quorum purposes, but will not be considered votes cast at the Special Meeting. Broker non-votes arise from a proxy returned by a broker holding shares for a customer which indicates that the broker has not been authorized by the customer to vote on a proposal. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of AAF. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

     Shareholders of record as of the close of business on May 30, 2001 (the "Record Date"), are entitled to vote at the Special Meeting. On the Record Date, there were 936,957.99 Class A shares, 506,057.54 Class B shares, and 15,216,746.46 Class C shares of Flex Fund outstanding. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

     AAF has engaged the services of Georgeson Shareholder Communications, Inc. ("GSC") to assist it in the solicitation of proxies for the Special Meeting. AAF expects to solicit proxies principally by mail, but AAF or GSC may also solicit proxies by telephone, facsimile or personal interview. AAF's officers will not receive any additional or special compensation for any such solicitation. The cost of shareholder solicitation is anticipated to be approximately $18,630. Flex Fund and Balanced Fund will bear their own costs and expenses incurred in connection with the Reorganization which are expected to be de minimis.

     AAF intends to mail this Proxy Statement/Prospectus and the accompanying proxy on or about June 21, 2001.

                                  PROPOSAL 1:
                APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

                                    SYNOPSIS

THE REORGANIZATION

     The Reorganization will result in the combination of Flex Fund with Balanced Fund. Flex Fund is a portfolio of AAF, a Delaware business trust. Balanced Fund is a portfolio of AFG, a Delaware business trust.

     If shareholders of Flex Fund approve the Agreement and other closing conditions are satisfied, all of the assets of Flex Fund will be transferred to Balanced Fund, Balanced Fund will assume all of the liabilities of Flex Fund, and AFG will issue Class A shares of Balanced Fund to Flex Fund's Class A shareholders, Class B shares of Balanced Fund to Flex Fund's Class B shareholders and Class C shares of Balanced Fund to Flex Fund's Class C shareholders. The shares of Balanced Fund issued in the Reorganization will have an aggregate net asset value equal to the value of Flex Fund's net assets transferred to Balanced Fund. Shareholders will not pay any initial sales charge for shares of Balanced Fund received in connection with the Reorganization. The value of each shareholder's account with Balanced Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Flex Fund immediately prior to the Reorganization. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Agreement" below.

     Flex Fund will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP, to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay Federal income taxes as a result of the Reorganization. See "Additional Information About the Agreement -- Federal Tax Consequences" below.

REASONS FOR THE REORGANIZATION

     The Board of Trustees of AAF, including the independent trustees, has determined that the reorganization of Flex Fund into Balanced Fund is in the best interests of Flex Fund and its shareholders and that the interests of the shareholders of Flex Fund will not be diluted as a result of the Reorganization.

     In making its determination, the Board of Trustees noted that the two funds have similar investment objectives, and follow similar policies to achieve that objective. The Board of Trustees noted that Balanced Fund has outperformed Flex Fund, providing a better long-term total return to shareholders. The total operating expenses of Balanced Fund, expressed as a percentage of assets, are lower than those of Flex Fund. Balanced Fund is also significantly larger than Flex Fund. Although past performance does not guarantee future results, the combination of better long-term performance and lower expenses should make Balanced Fund a better investment for Flex Fund shareholders.

COMPARISON OF BALANCED FUND AND FLEX FUND

  Investment Objective and Policies

     The investment objective of Balanced Fund is similar to the investment objective of Flex Fund and the investment policies of Balanced Fund are similar to the investment policies of Flex Fund.

     Balanced Fund seeks to achieve as high a total return as possible, consistent with preservation of capital by investing, normally, a minimum of 30% and a maximum of 70% of its total assets in equity securities, and a minimum of 30% and a maximum of 70% of its total assets in non-convertible debt securities. The fund may also invest up to 25% of its total assets in convertible securities. The fund may invest up to 10% of its total assets in lower-quality debt securities, i.e., "junk bonds," and debt securities deemed by the portfolio managers to be of comparable quality. The fund may also invest up to 25% of its total assets in foreign securities.

     Flex Fund seeks to achieve a high total return by investing in a combination of equity securities and fixed- and variable-income securities. The fund normally invests at least 20% of its total assets in equity securities and at least 20% of its total assets in fixed- and variable-income securities. The fund's equity investments consist primarily of common stocks, and to a lesser extent convertible securities, of selected companies from a list of companies with market capitalizations among the largest 800 publicly traded U.S. corporations. The fund's fixed-income investments consist primarily of U.S. government obligations and corporate obligations that have been rated investment-grade, or securities deemed by the portfolio managers to be of comparable quality. In addition, the fund may invest in mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations, that are guaranteed as to timely payment of principal and interest by an agency of the U.S. government or a private issuer. The fund may invest up to 25% of its total assets in foreign securities.

  Investment Advisory Services

     AIM Advisors serves as investment adviser to Flex Fund and Balanced Fund. INVESCO, Inc. serves as the subadviser to Flex Fund. Because INVESCO, Inc. does not serve as subadviser for Balanced Fund, the Reorganization will end its role in the management of the assets of Flex Fund.

  Performance

     Average annual total returns for the periods indicated for Class A shares of Balanced Fund and Flex Fund, including sales charges, are shown below. Past performance cannot guarantee comparable future results.

                                                              BALANCED FUND       FLEX FUND
                                                              CLASS A SHARES    CLASS A SHARES
                                                              --------------    --------------
1 Year Ended December 31, 2000..............................      (8.76)%           (7.71)%
3 Years Ended December 31, 2000.............................       6.89%             1.19%
5 Years Ended December 31, 2000.............................      12.62%              N/A
10 Years Ended December 31, 2000, or Since Inception*.......      15.40%             6.60%

---------------

* Inception date for Flex Fund Class A shares is December 31, 1996.

  Expenses

     A comparison of annual operating expenses as a percentage of net assets ("Expense Ratio"), based on the fiscal period ended July 31, 2000 for the Class A, Class B and Class C shares of Flex Fund and for the fiscal year ended December 31, 2000 for the Class A, Class B and Class C shares of Balanced Fund are shown below. Pro forma estimated Expense Ratios of Balanced Fund giving effect to the Reorganization are also provided.

                                                                                                       AIM BALANCED FUND
                                         AIM ADVISOR FLEX FUND           AIM BALANCED FUND            PRO FORMA ESTIMATED
                                      ---------------------------   ---------------------------   ---------------------------
                                      CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                      SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES
                                      -------   -------   -------   -------   -------   -------   -------   -------   -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales load imposed on
  purchase of shares (as a
  percentage of offering price).....   5.50%     None      None      4.75%     None      None      4.75%     None      None
Deferred Sales Load (as a percentage
  of original purchase price or
  redemption proceeds, as
  applicable).......................   None(1)   5.00%     1.00%     None(1)   5.00%     1.00%     None(1)   5.00%     1.00%
ANNUAL OPERATING EXPENSES
  (AS A % OF NET ASSETS)
Management fees.....................   0.75%     0.75%     0.75%     0.51%     0.51%     0.51%     0.51%     0.51%     0.51%
Distribution and/or Service
  (12b-1)Fees.......................   0.35%     1.00%     1.00%     0.25%     1.00%     1.00%     0.25%     1.00%     1.00%
Other expenses......................   0.26%     0.18%     0.18%     0.20%     0.22%     0.22%     0.21%     0.21%     0.21%
                                       ----      ----      ----      ----      ----      ----      ----      ----      ----
        Total fund operating
          expenses(2)...............   1.36%     1.93%     1.93%     0.96%     1.73%     1.73%     0.97%     1.72%     1.72%
                                       ====      ====      ====      ====      ====      ====      ====      ====      ====

---------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge ("CDSC") at the time of redemption.

(2) The distributor has voluntarily agreed to limit the Flex Fund Class A shares' Rule 12b-1 distribution plan payments to 0.25%. The total annual fund operating expenses including this limitation are 1.26%.

  Hypothetical Example of Effect of Expenses

     An investor would have directly or indirectly paid the following expenses on a $10,000 investment under the existing and estimated fees and expenses stated above, assuming a 5% annual return.

                                                             ONE     THREE     FIVE      TEN
                                                             YEAR    YEARS    YEARS     YEARS
                                                             ----    -----    ------    ------
AIM ADVISOR FLEX FUND
  Class A shares(1)........................................  $681    $957     $1,254    $2,095
  Class B shares:
       Assuming complete redemption at end of period(2)....  $696    $906     $1,242    $2,106
       Assuming no redemption..............................  $196    $606     $1,042    $2,106
  Class C shares:
       Assuming complete redemption at end of period(2)....  $296    $606     $1,042    $2,254
       Assuming no redemption..............................  $196    $606     $1,042    $2,254
AIM BALANCED FUND
  Class A shares(1)........................................  $568    $766     $  981    $1,597
  Class B shares:
       Assuming complete redemption at end of period(2)....  $676    $845     $1,139    $1,837
       Assuming no redemption..............................  $176    $545     $  939    $1,837
  Class C shares:
       Assuming complete redemption at end of period(2)....  $276    $545     $  939    $2,041
       Assuming no redemption..............................  $176    $545     $  939    $2,041
COMBINED FUND
  Class A shares(1)........................................  $569    $769     $  986    $1,608
  Class B shares:
       Assuming complete redemption at end of period(2)....  $675    $842     $1,133    $1,831
       Assuming no redemption..............................  $175    $542     $  933    $1,831
  Class C shares:
       Assuming complete redemption at end of period(2)....  $275    $542     $  933    $2,030
       Assuming no redemption..............................  $175    $542     $  933    $2,030

---------------

(1) Assumes payment of maximum sales charge by the investor.

(2) Assumes payment of the applicable CDSC.

     THE "HYPOTHETICAL EXAMPLE" IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE FUNDS' ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT THE FUNDS' PROJECTED OR ACTUAL PERFORMANCE.

     The actual expenses attributable to each class of a fund's shares will depend upon, among other things, the level of average net assets and the extent to which a fund incurs variable expenses, such as transfer agency costs.

  Sales Charges

     No sales charges are applicable to shares of Balanced Fund received in connection with the Reorganization.

     Balanced Fund Class A shares, which will be issued to Flex Fund Class A shareholders pursuant to the Agreement, are sold at net asset value plus an initial sales charge of 4.75%. Balanced Fund Class B shares are offered at net asset value, without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 5.00% on certain redemptions made within six years from the date such shares were purchased. Balanced Fund Class C shares are offered at net asset value, without an initial sales charge, and are subject to maximum contingent deferred sales charge of 1.00% on certain redemptions made within one year from the date such shares were purchased.

     Balanced Fund pays a fee in the amount of 0.25% of the average daily net assets of Class A shares to A I M Distributors, Inc. ("AIM Distributors") for distribution services. Balanced Fund pays AIM Distributors fees at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares and Class C shares for distribution services. For more information, see the discussion under the heading "Shareholder Information-Distribution and Service (12b-1) Fees" in the Balanced Fund Prospectus attached as Appendix II to this Proxy Statement/Prospectus.

     The Class A shares of Flex Fund are sold at net asset value plus an initial sales charge of 5.50%. Flex Fund Class B shares are offered at net asset value without an initial sales charge and are subject to a maximum contingent deferred sales charge of 5.00% on certain redemptions made within six years from the date such shares were purchased. Flex Fund Class C shares are offered at net asset value, without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 1.00% on certain redemptions made within one year from the date such shares were purchased.

     AIM Distributors is entitled to receive from Flex Fund a fee in the amount of 0.35% of average daily net assets of the Class A shares for distribution services. AIM Distributors has been limiting this amount to 0.25%. Flex Fund pays AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares and Class C shares for distribution services.

  Distribution; Purchase, Exchange and Redemption

     Shares of Balanced Fund and Flex Fund are both distributed by AIM Distributors. Purchase and redemption procedures are the same for both funds. Generally, shares of both funds may be exchanged for shares of other funds within The AIM Family of Funds --Registered Trademark-- of the same class.

  Further Information

     Additional information concerning Balanced Fund is contained in this Proxy Statement/Prospectus and in the current prospectus for Balanced Fund that is attached hereto as Appendix II. Further information concerning Flex Fund can be found in its prospectus which has been made part of this Proxy Statement/Prospectus by reference. See the cover page for more information on how to receive further information.

                                  RISK FACTORS

COMPARATIVE RISKS

     Balanced Fund and Flex Fund both invest in a broadly diversified portfolio of debt and equity securities. As a result, both funds are exposed to substantially similar investment risks. The risk profile of the funds may vary based on the degree by which the two funds' respective percentages of asset allocations among equity and debt securities differ (see "Comparison of Investment Objectives and Policies" below).

     Flex Fund has established minimum investment standards with respect to its investment in domestic common stocks that limit such investments to the 800 largest companies in the United States. In addition, Flex Fund's fixed-income investments will consist primarily of U.S. government obligations and corporate obligations that have been rated investment-grade, or securities deemed by the portfolio managers to be of comparable quality. In contrast, Balanced Fund's investment in domestic corporations' equity securities is not limited by a corporation's capitalization level, and Balanced Fund's investment in fixed-income securities is not limited to U.S. government obligations or investment-grade corporate obligations. Smaller capitalized corporations may exhibit greater price volatility than corporations with higher levels of capital. Likewise, lower-rated and non-rated debt securities are considered speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligation.

RISKS ASSOCIATED WITH BALANCED FUND

     There is a risk that you could lose all or a portion of your investment in Balanced Fund and that the income you may receive from the fund may vary. The value of your investment in Balanced Fund will go up and down with the prices of the securities in which the fund invests. Balanced Fund invests primarily in equity securities and non-convertible debt securities. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. The issuer of a security may default or otherwise be unable to honor a financial obligation.

     The values of convertible securities in which Balanced Fund invests may also be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest or dividends, their values may fall if interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

     Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES OF BALANCED FUND AND FLEX FUND

     The investment objective of Balanced Fund is to achieve as high a total return as possible, consistent with preservation of capital. The investment objective of Flex Fund is to achieve high total return.

INVESTMENT POLICIES OF BALANCED FUND

     Balanced Fund seeks to meet its investment objective by investing, normally, a minimum of 30% and a maximum of 70% of its total assets in equity securities, and a minimum of 30% and a maximum of 70% of its total assets in non-convertible debt securities. The fund may also invest up to 25% of its total assets in convertible securities. The fund may invest up to 10% of its total assets in lower-quality debt securities, i.e., "junk bonds," and debt securities deemed by the portfolio managers to be of comparable quality. The fund may also invest up to 25% of its total assets in foreign securities.

     In selecting the percentages of assets invested in equity or debt securities, the portfolio managers consider such factors as general market and economic conditions, as well as trends, yields, interest rates and changes in fiscal and monetary policies. The portfolio managers will primarily purchase equity securities for growth of capital and debt securities for income purposes. However, the portfolio managers will focus on companies whose securities have the potential for both growth of capital and income generation.

INVESTMENT POLICIES OF FLEX FUND

     Flex Fund seeks to meet its investment objective by investing in a combination of equity securities and fixed- and variable-income securities. The fund normally invests at least 20% of its total assets in equity securities and at least 20% of its total assets in fixed- and variable-income securities. Flex Fund's equity investments consist primarily of common stocks, and to a lesser extent convertible securities, of selected companies from a list of companies with market capitalizations among the largest 800 publicly traded U.S. corporations. Flex Fund's fixed-income investments consist primarily of U.S. government obligations and corporate obligations that have been rated investment-grade, or securities deemed by the portfolio managers to be of comparable quality.

     Flex Fund may invest in mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations, that are guaranteed as to timely payment of principal and interest by an agency of the U.S. government or a private issuer. The fund may invest up to 25% of its total assets in foreign securities.

     The portion of the fund's assets that can be invested in either equity securities or income securities is allocated according to the portfolio managers' assessment of current business, economic and market conditions. The fund seeks reasonably consistent returns over a variety of market cycles. In order to identify the equity securities having the best relative values, the portfolio managers start with a list of the 800 largest publicly traded U.S. corporations, which they reduce to a list of 100 eligible stocks by utilizing a proprietary database system and fundamental analysis. The portfolio managers will purchase fixed- and variable-income obligations that they believe are undervalued and may offer superior yields. The portfolio managers consider whether to sell a particular income security when any of those factors materially changes.

BALANCED FUND PORTFOLIO MANAGEMENT

     AIM Advisors uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of Balanced Fund's portfolio are

     - Robert G. Alley, Senior Portfolio Manager, has been responsible for the fund since 1993 and has been associated with the adviser and/or its affiliates since 1992,

     - Claude C. Cody IV, Senior Portfolio Manager, has been responsible for the fund since 1993 and has been associated with the adviser and/or its affiliates since 1992,

     - Jan H. Friedli, Senior Portfolio Manager, has been responsible for the fund since 1999 and has been associated with the adviser and/or its affiliates since 1999. From 1997 to 1999, he was global fixed-income portfolio manager for Nicholas-Applegate Capital Management. From 1994 to 1997, he was international fixed-income trader and analyst for Strong Capital Management,

     - Craig A. Smith, Senior Portfolio Manager, has been responsible for the fund since 1996 and has been associated with the adviser and/or its affiliates since 1989, and

     - Meggan M. Walsh, Senior Portfolio Manager, has been responsible for the fund since 1998 and has been associated with the adviser and/or its affiliates since 1991.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF PERFORMANCE

     A discussion of the performance of Balanced Fund for the fiscal year ended December 31, 2000, is set forth in Appendix III to this Proxy
Statement/Prospectus.

                              FINANCIAL HIGHLIGHTS

     Shown below are financial highlights for a Class A share and Class B share of Balanced Fund outstanding during each of the five fiscal years ended December 31, 1996 through December 31, 2000, and for a Class C share of Balanced Fund for each of the fiscal years ended December 31, 2000, 1999 and 1998, and the period from August 4, 1997 (inception of operations) to December 31, 1997. This information has been audited by AFG's independent accountants whose unqualified report on the financial statements of Balanced Fund is included in its annual report to shareholders for the fiscal year ended December 31, 2000. Balanced Fund's annual report to shareholders dated December 31, 2000, is available without charge upon request made to AFG at the address or telephone number appearing on the cover page of this Proxy Statement/Prospectus.

                        AIM BALANCED FUND CLASS A SHARES

                                                        YEAR ENDED DECEMBER 31,
                                       ----------------------------------------------------------
                                        2000(A)      1999(A)      1998(A)       1997       1996
                                       ----------   ----------   ----------   --------   --------
Net asset value, beginning of
  period.............................  $    32.69   $    28.23   $    25.78   $  21.84   $  19.22
                                       ----------   ----------   ----------   --------   --------
Income from investment operations:
  Net investment income..............        0.92         0.82         0.71       0.60       0.66
  Net gains (losses) on securities
    (both realized and unrealized)...       (2.23)        4.46         2.45       4.66       2.99
                                       ----------   ----------   ----------   --------   --------
         Total from investment
           operations................       (1.31)        5.28         3.16       5.26       3.65
                                       ----------   ----------   ----------   --------   --------
Less distributions:
  Dividends from net investment
    income...........................       (0.79)       (0.82)       (0.65)     (0.55)     (0.55)
  Distributions from net realized
    gains............................       (0.49)          --        (0.06)     (0.77)     (0.48)
                                       ----------   ----------   ----------   --------   --------
         Total distributions.........       (1.28)       (0.82)       (0.71)     (1.32)     (1.03)
                                       ----------   ----------   ----------   --------   --------
         Net asset value, end of
           period....................  $    30.10   $    32.69   $    28.23   $  25.78   $  21.84
                                       ==========   ==========   ==========   ========   ========
Total return(b)......................       (4.18)%      19.04%       12.46%     24.41%     19.25%
Ratios/supplemental data:
  Net assets, end of period (000s
    omitted).........................  $2,507,641   $1,800,350   $1,318,230   $683,633   $334,189
  Ratio of expenses to average net
    assets...........................        0.96%(c)       0.94%       0.95%     0.98%      1.15%
  Ratio of net investment income to
    average net assets...............        2.80%(c)       2.81%       2.81%     2.48%      2.97%
  Portfolio turnover rate............          55%          65%          43%        66%        72%

---------------

(a) Calculated using average shares outstanding.

(b) Does not include sales charges.

(c) Ratios are based on average daily net assets of $2,177,782,695.

                        AIM BALANCED FUND CLASS B SHARES

                                                         YEAR ENDED DECEMBER 31,
                                         --------------------------------------------------------
                                          2000(A)      1999(A)     1998(A)      1997       1996
                                         ----------   ----------   --------   --------   --------
Net asset value, beginning of period...  $    32.61   $    28.18   $  25.75   $  21.83   $  19.22
                                         ----------   ----------   --------   --------   --------
Income from investment operations:
  Net investment income................        0.66         0.58       0.42       0.38       0.48
  Net gains (losses) on securities
    (both realized and unrealized).....       (2.23)        4.45       2.51       4.68       2.99
                                         ----------   ----------   --------   --------   --------
         Total from investment
           operations..................       (1.57)        5.03       2.93       5.06       3.47
                                         ----------   ----------   --------   --------   --------
Less distributions:
  Dividends from net investment
    income.............................       (0.54)       (0.60)     (0.44)     (0.37)     (0.38)
  Distributions from net realized
    gains..............................       (0.49)          --      (0.06)     (0.77)     (0.48)
                                         ----------   ----------   --------   --------   --------
         Total distributions...........       (1.03)       (0.60)     (0.50)     (1.14)     (0.86)
                                         ----------   ----------   --------   --------   --------
         Net asset value, end of
           period......................  $    30.01   $    32.61   $  28.18   $  25.75   $  21.83
                                         ==========   ==========   ========   ========   ========
Total return(b)........................       (4.93)%      18.08%     11.53%     23.42%     18.28%
Ratios/supplemental data:
  Net assets, end of period (000s
    omitted)...........................  $1,358,823   $1,183,215   $894,165   $486,506   $237,082
  Ratio of expenses to average net
    assets.............................        1.73%(c)       1.75%     1.76%     1.79%      1.97%
  Ratio of net investment income to
    average net assets.................        2.03%(c)       2.00%     2.00%     1.67%      2.15%
  Portfolio turnover rate..............          55%          65%        43%        66%        72%

---------------

(a) Calculated using average shares outstanding.

(b) Does not include contingent deferred sales charges.

(c) Ratios are based on average daily net assets of $1,309,609,673.

                        AIM BALANCED FUND CLASS C SHARES

                                                                              AUGUST 4, 1997
                                            YEAR ENDED DECEMBER 31,       (DATE SALES COMMENCED)
                                         ------------------------------      TO DECEMBER 31,
                                         2000(A)    1999(A)    1998(A)             1997
                                         --------   --------   --------   ----------------------
Net asset value, beginning of period...  $  32.65   $  28.21   $  25.76          $  25.55
                                         --------   --------   --------          --------
Income from investment operations:
  Net investment income................      0.66       0.58       0.42              0.16
  Net gains (losses) on securities
    (both realized and unrealized).....     (2.23)      4.46       2.53              1.01
                                         --------   --------   --------          --------
         Total from investment
           operations..................     (1.57)      5.04       2.95              1.17
                                         --------   --------   --------          --------
Less distributions:
  Dividends from net investment
    income.............................     (0.54)     (0.60)     (0.44)            (0.19)
  Distributions from net realized
    gains..............................     (0.49)        --      (0.06)            (0.77)
                                         --------   --------   --------          --------
         Total distributions...........     (1.03)     (0.60)     (0.50)            (0.96)
                                         --------   --------   --------          --------
         Net asset value, end of
           period......................  $  30.05   $  32.65   $  28.21          $  25.76
                                         ========   ========   ========          ========
Total return(b)........................     (4.93)%    18.09%     11.60%             4.67%
Ratios/supplemental data:
  Net assets, end of period (000s
    omitted)...........................  $365,510   $200,585   $114,163          $  9,394
  Ratio of expenses to average net
    assets.............................      1.73%(c)     1.75%     1.73%        1.78%(d)
  Ratio of net investment income to
    average net assets.................      2.03%(c)     2.00%     2.03%        1.68%(d)
  Portfolio turnover rate..............        55%        65%        43%               66%

---------------

(a) Calculated using average shares outstanding.

(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.

(c) Ratios are based on average daily net assets of $296,503,243.

(d) Annualized.

                   ADDITIONAL INFORMATION ABOUT THE AGREEMENT

TERMS OF THE REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION

     Balanced Fund will acquire all of the assets of Flex Fund in exchange for shares of Balanced Fund and the assumption by Balanced Fund of the liabilities of Flex Fund. Consummation of the Reorganization (the "Closing") is expected to occur on September 10, 2001, at 8:00 a.m. Eastern Time (the "Effective Time") on the basis of values calculated as of the close of regular trading on the NYSE on September 7, 2001.

     At the Effective Time, all of the assets of Flex Fund shall be delivered to the Custodian for the account of Balanced Fund in exchange for the assumption by Balanced Fund of all of the liabilities of any kind of Flex Fund and delivery by AFG directly to (i) Flex Fund Class A shareholders of a number of Balanced Fund Class A shares and to (ii) Flex Fund Class B shareholders of a number of Balanced Fund Class B shares and to (iii) Flex Fund Class C shareholders of a number of Balanced Fund Class C shares, having an aggregate net asset value equal to the net value of the assets of Flex Fund transferred.

BOARD CONSIDERATIONS

     The Board of Trustees of AAF has determined that the Reorganization of Flex Fund is in the best interests of the shareholders of Flex Fund and will not dilute the interests of Flex Fund's shareholders. The Board of Trustees recommends approval of the Agreement by the shareholders of Flex Fund at the Special Meeting. A summary of the information that was presented to, and considered by, the Board of Trustees in making its determination is provided below.

     At a meeting of the Board of Trustees held on May 8 - 9, 2001, AIM Advisors proposed that the Board of Trustees consider the Reorganization of Flex Fund into Balanced Fund. The Trustees received from AIM Advisors written materials that contained information concerning Flex Fund and Balanced Fund, including comparative total return and fee and expense information, a comparison of the investment objectives of Flex Fund and Balanced Fund and pro forma expense ratios of Balanced Fund. AIM Advisors also provided the trustees with written materials concerning the structure of the proposed Reorganization and the Federal tax consequences of the Reorganization as well as the de minimis nature of the costs of the Reorganization. The Board of Trustees gave further consideration to the proposed Reorganization at its meeting held on June 13, 2001.

     In considering the Reorganization, the Board of Trustees noted that Flex Fund and Balanced Fund have similar investment objectives and similar investment policies and restrictions. Both funds seek to achieve a high total return. Balanced Fund seeks to achieve that objective by investing in a broadly diversified portfolio of common stocks, preferred stocks, convertible securities and bonds. Flex Fund seeks to achieve its objective by investing in a combination of equity securities and fixed- and variable-income securities. As of February 28, 2001, 34% of the securities held in Flex Fund are also held in Balanced Fund.

     Balanced Fund is significantly larger than Flex Fund. It had total net assets at March 31, 2001 of approximately $4 billion, compared with total net assets for Flex Fund of approximately $235 million. Flex Fund experienced net redemptions of its shares in the amount of approximately $275 million during the twelve month period ended February 1, 2001. The combined assets of the two funds involved in the reorganization should provide a more stable base for management of the assets of Flex Fund because daily purchases and redemptions of shares should have a less significant impact on the size of the combined fund.

     The Board of Trustees considered the performance of Flex Fund in relation to the performance of Balanced Fund, noting that Balanced Fund has generally provided a higher long-term total return to its shareholders. As of March 2001, the Lipper Inc. rankings for Balanced Fund and Flex Fund were as follows:

                          LIPPER RANK (PERCENTILE)(1)

                                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                   ------    -------    -------    --------
Balanced Fund(2).................................    93%       66%         29%         3%
Flex Fund(3).....................................    26%       85%        N/A        N/A

---------------

(1) Under the Lipper ranking system, the lower the percentile rank, the better the performance.

(2) Lipper places Balanced Fund in the Balanced Funds category.

(3) Lipper places Flex Fund in the Flexible Portfolio Funds category.

     The Board considered the operating expenses incurred by the two funds. The total operating expenses of Flex Fund, expressed as a percentage of average daily net assets, are higher than the total operating expenses of Balanced Fund. AIM Advisors reported to the Board of Trustees that on a pro forma basis, the total operating expense ratios for Balanced Fund Class A shares, Class B shares and Class C shares are expected to be 0.29%, 0.21% and 0.21% lower than the total operating expense ratios for the respective Flex Fund classes of shares, after fee waivers and expense reimbursements. AIM Advisors also reported to the Board that it is unlikely it would be willing to continue to voluntarily waive 0.10% of the Flex Fund Class A Shares' Rule 12b-1 distribution plan payments.

     AIM Advisors noted that Balanced Fund's better long-term performance and lower expense ratio should make Balanced Fund a better investment for shareholders than Flex Fund.

     The Reorganization may result in reduced revenues for AIM Advisors, since AIM Advisors receives lower management fees on the assets presently held by Balanced Fund. However, AIM Advisors could also benefit in the future if the assets of the combined fund grow faster than the assets of the individual funds would have grown in the absence of the Reorganization.

     In addition, the Board of Trustees noted that no initial sales or other charges would be imposed on any of the shares of Balanced Fund issued to the shareholders of Flex Fund in connection with the Reorganization. Finally, the Board of Trustees reviewed the principal terms of the Agreement. The Board of Trustees noted that Flex Fund would be provided with an opinion of counsel that the Reorganization would be tax-free as to Flex Fund and its shareholders.

     Based on the foregoing, and the information presented to them at its meeting on June 12 - 13, 2001, the Board of Trustees determined that the Reorganization will not dilute the interests of the shareholders of Flex Fund and is in the best interest of the Flex Fund shareholders in view of the better performance and lower operating expenses of Balanced Fund. Therefore, the Board of Trustees recommended the approval of the Reorganization by the shareholders of Flex Fund.

OTHER TERMS

     The Agreement may be amended without shareholder approval by mutual agreement of AAF and AFG. If any amendment is made to the Agreement which would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval.

     Each of AAF and AFG has made representations and warranties in the Agreement that are customary in matters such as the Reorganization. The obligations of AAF and AFG pursuant to the

Agreement with respect to Flex Fund or Balanced Fund are subject to various conditions, including the following:

     - the assets of Flex Fund to be acquired by Balanced Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Flex Fund immediately prior to the Reorganization;

     - AFG's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

     - the shareholders of Flex Fund shall have approved the Agreement; and

     - AAF and AFG shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP, that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for Federal income tax purposes for Flex Fund, Balanced Fund or their shareholders.

     Flex Fund and Balanced Fund have agreed to bear their own expenses in connection with the Reorganization.

     The Board of Trustees of AAF may waive without shareholder approval any default by AFG or any failure by AFG to satisfy any of the conditions to AAF's obligations as long as such a waiver will not have a material adverse effect on the benefits intended under the Agreement for the shareholders of Flex Fund. The Agreement may be terminated and the Reorganization may be abandoned by either AAF or AFG at any time by mutual agreement of AAF and AFG, or by either party in the event that Flex Fund shareholders do not approve the Agreement or if the Closing does not occur on or before December 1, 2001.

FEDERAL TAX CONSEQUENCES

     The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

     - the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

     - no gain or loss will be recognized by Flex Fund upon the transfer of its assets to Balanced Fund;

     - no gain or loss will be recognized by any shareholder of Flex Fund upon the exchange of shares of Flex Fund solely for shares of Balanced Fund;

     - the tax basis of the shares of Balanced Fund to be received by a shareholder of Flex Fund will be the same as the tax basis of the shares of Flex Fund surrendered in exchange therefor;

     - the holding period of the shares of Balanced Fund to be received by a shareholder of Flex Fund will include the holding period for which such shareholder held the shares of Flex Fund exchanged therefor, provided that such shares of Flex Fund are capital assets in the hands of such shareholder as of the Closing;

     - no gain or loss will be recognized by Balanced Fund on the receipt of assets of Flex Fund in exchange for shares of Balanced Fund and Balanced Fund's assumption of Flex Fund's liabilities;

     - the tax basis of the assets of Flex Fund in the hands of Balanced Fund will be the same as the tax basis of such assets in the hands of Flex Fund immediately prior to the Reorganization; and

     - the holding period of the assets of Flex Fund to be received by Balanced Fund will include the holding period of such assets in the hands of Flex Fund immediately prior to the Reorganization.

     As a condition to Closing, Ballard Spahr Andrews & Ingersoll, LLP will render a favorable opinion to AAF and AFG as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon the accuracy, as of the date of Closing, of certain representations of AAF and AFG upon which Ballard Spahr Andrews & Ingersoll, LLP will rely in rendering its opinion, which representations include, but are not limited to, the following (taking into account for purposes thereof any events that are part of the plan of reorganization):

     - there is no plan or intention by the shareholders of Flex Fund to redeem a number of shares of Balanced Fund received in the Reorganization that would reduce Flex Fund shareholders' ownership of Balanced Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding shares of Flex Fund as of the Closing Date;

     - following the Reorganization, Balanced Fund will continue the historic business of Flex Fund (for this purpose "historic business" shall mean the business most recently conducted by Flex Fund which was not entered into in connection with the Reorganization) or use a significant portion of Flex Fund's historic business assets in its business;

     - at the direction of Flex Fund, Balanced Fund will issue directly to each Flex Fund shareholder pro rata the shares of Balanced Fund that Flex Fund constructively receives in the Reorganization and Flex Fund will distribute its other properties (if any) to its shareholders on, or as promptly as practicable after, the Closing;

     - Balanced Fund has no plan or intention to reacquire any of its shares issued in the Reorganization, except to the extent that Balanced Fund is required by the Investment Company Act of 1940 (the "1940 Act") to redeem any of its shares presented for redemption;

     - Balanced Fund does not plan or intend to sell or otherwise dispose of any of the assets of Flex Fund acquired in the Reorganization, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its status as a "regulated investment company" ("RIC") under the Code;

     - Balanced Fund, Flex Fund and the shareholders of Flex Fund will pay their respective expenses, if any, incurred in connection with the Reorganization;

     - Balanced Fund will acquire at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Flex Fund immediately before the Reorganization, including for this purpose any amounts used by Flex Fund to pay its reorganization expenses and all redemptions and distributions made by Flex Fund immediately before the Reorganization (other than redemptions pursuant to a demand of a shareholder in the ordinary course of Flex Fund's business as an open-end diversified management investment company under the 1940 Act and regular, normal dividends not in excess of the requirements of Section 852 of the Code); and

     - Balanced Fund and Flex Fund have each elected to be taxed as a RIC under
       Section 851 of the Code and will each have qualified for the special Federal tax treatment afforded RICs under the Code for all taxable periods (including the last short taxable period of Flex Fund ending on the Closing and the taxable year of Balanced Fund that includes the Closing).

     THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF FLEX FUND. FLEX FUND

SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ACCOUNTING TREATMENT

     The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to Balanced Fund of the assets of Flex Fund will be the same as the book cost basis of such assets to Flex Fund.

            ADDITIONAL INFORMATION ABOUT BALANCED FUND AND FLEX FUND

     For more information with respect to AFG and Balanced Fund concerning the following topics, please refer to the Balanced Fund Prospectus as indicated: (i) see "Investment Objective and Strategies" and "Fund Management" for further information regarding AFG and Balanced Fund; (ii) see "Investment Objective and Strategies," "Fund Management," and "Other Information" for further information regarding management of AFG and Balanced Fund; (iii) see "Fund Management" and "Other Information" for further information regarding the shares of AFG and Balanced Fund; (iv) see "Fund Management," "Other Information," and "Shareholder Information" for further information regarding the purchase, redemption and repurchase of shares of AFG and Balanced Fund.

     For more information with respect to AAF and Flex Fund concerning the following topics, please refer to the Flex Fund Prospectus as indicated: (i) see "Investment Objective and Strategies" and "Fund Management" for further information regarding AAF and Flex Fund; (ii) see discussion in "Investment Objective and Strategies," "Fund Management," and "Other Information" for further information regarding the shares of AAF and Flex Fund; (iii) see "Fund Management," "Other Information," and "Shareholder Information" for further information regarding the purchase, redemption and repurchase of AAF and Flex Fund.

                             RIGHTS OF SHAREHOLDERS

     AAF and AFG are both Delaware business trusts. Generally, there will be no material differences between the rights of shareholders under the Agreement and the Declaration of Trust of AAF and the rights of shareholders under the Agreement and the Declaration of Trust of AFG.

                OWNERSHIP OF FLEX FUND AND BALANCED FUND SHARES

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who as of May 30, 2001, to the knowledge of AAF, owned 5% or more of any class of the outstanding shares of Flex Fund:

                                                                                 PERCENT OWNED
                                  CLASS OF   NUMBER OF SHARES   PERCENT OWNED      OF RECORD
NAME AND ADDRESS                   SHARES         OWNED          OF RECORD*     AND BENEFICIALLY
----------------                  --------   ----------------   -------------   ----------------
Donaldson Lufkin Jenrette         Class A         80,208.12         8.56%             -0-
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-9998

Merrill Lynch Pierce Fenner
Smith                             Class A         65,424.82         6.98%             -0-
FBO the Sole Benefit of
Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL 32246

Merrill Lynch Pierce Fenner
Smith                             Class B         37,488.23         7.41%             -0-
FBO the Sole Benefit of
Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL 32246

Merrill Lynch Pierce Fenner
Smith                             Class C      1,625,695.38        10.68%             -0-
FBO the Sole Benefit of
Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL 32246

---------------

* AAF has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

     Listed below is the name, address and percent ownership of each person who as of May 30, 2001, to the knowledge of AFG, owned 5% or more of any class of the outstanding shares of Balanced Fund:

                                                                                 PERCENT OWNED
                                  CLASS OF   NUMBER OF SHARES   PERCENT OWNED      OF RECORD
NAME AND ADDRESS                   SHARES         OWNED          OF RECORD*     AND BENEFICIALLY
----------------                  --------   ----------------   -------------   ----------------
Merrill Lynch Pierce Fenner
Smith                             Class A      9,651,835.98        10.73%               -0-
FBO the Sole Benefit of
Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL 32246

American Express Trust Co         Class A      5,846,953.08         6.50%               -0-
FBO American Express Trust
Retirement Service Plans
1200 Northstar
West P.O. Box 534
Minneapolis, MN 55440-0534

Merrill Lynch Pierce Fenner
Smith                             Class B      4,544,866.02         9.72%               -0-
FBO the Sole Benefit of
Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL 32246

Merrill Lynch Pierce Fenner
Smith                             Class C      2,933,481.82        22.47%               -0-
FBO the Sole Benefit of
Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL 32246

---------------

* AFG has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

SHARE OWNERSHIP BY EXECUTIVE OFFICERS AND TRUSTEES

     To the best of the knowledge of AFG, the ownership of shares of Balanced Fund by executive officers and trustees of AFG as a group constituted less than 1% of the outstanding shares of each class of such fund as of May 30, 2001. To the best of the knowledge of AAF, the ownership of shares of Flex Fund by executive officers or trustees of AAF as a group constituted less than 1% of the outstanding shares of each class of such fund as of May 30, 2001.

                                 CAPITALIZATION

     The following table sets forth as of December 31, 2000, (i) the capitalization of Flex Fund Class A, Class B and Class C shares, (ii) the capitalization of Balanced Fund Class A, Class B and Class C Shares, and (iii) the pro forma capitalization of Balanced Fund Class A, Class B, and Class C shares as adjusted to give effect to the transactions contemplated by the Agreement.

                          FLEX FUND AND BALANCED FUND

                                                                                      PRO FORMA
                                                                                    BALANCED FUND
                                                  FLEX FUND       BALANCED FUND     CLASS A SHARES
                                                CLASS A SHARES    CLASS A SHARES     AS ADJUSTED
                                                --------------    --------------    --------------
Net Assets....................................   $ 13,714,535     $2,507,641,121    $2,521,355,656
Shares Outstanding............................        963,032         83,321,309        83,777,001
Net Asset Value Per Share.....................   $      14.24     $        30.10    $        30.10

                                                                                      PRO FORMA
                                                                                    BALANCED FUND
                                                  FLEX FUND       BALANCED FUND     CLASS B SHARES
                                                CLASS B SHARES    CLASS B SHARES     AS ADJUSTED
                                                --------------    --------------    --------------
Net Assets....................................   $  6,580,635     $1,358,823,117    $1,365,403,752
Shares Outstanding............................        461,895         45,275,689        45,494,954
Net Asset Value Per Share.....................   $      14.25     $        30.01    $        30.01

                                                                                      PRO FORMA
                                                                                    BALANCED FUND
                                                  FLEX FUND       BALANCED FUND     CLASS C SHARES
                                                CLASS C SHARES    CLASS C SHARES     AS ADJUSTED
                                                --------------    --------------    --------------
Net Assets....................................   $251,171,743     $  365,509,626    $  616,681,369
Shares Outstanding............................     17,631,854         12,164,233        20,523,279
Net Asset Value Per Share.....................   $      14.25     $        30.05    $        30.05

                                 LEGAL MATTERS

     Certain legal matters concerning AFG and its participation in the Reorganization, the issuance of shares of Balanced Fund in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 51st Floor, Philadelphia, PA 19103-7599.

                           INFORMATION FILED WITH THE
                       SECURITIES AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which AAF and AFG have filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number for AAF's registration statement containing the Prospectus and Statement of Additional Information relating to Flex Fund is Registration No. 2-87377. Such Prospectus and Statement of Additional Information are incorporated herein by reference. The SEC file number for AFG's registration statement containing the Prospectus and Statement of Additional Information relating to Balanced Fund is Registration No. 2-27334. Such Prospectus and Statement of Additional Information are incorporated herein by reference.

     AFG and AAF are subject to the informational requirements of the 1940 Act and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by AAF and AFG (including the Registration Statement of AFG relating to Balanced Fund on Form N-14 of which this Proxy Statement/Prospectus is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional offices of the SEC: 7 World Trade Center, New York, New York 10048; and 500 West Madison Street, 14th Floor, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549, at the prescribed rates. The SEC maintains a website at http://www.sec.gov that contains information regarding AFG, AAF, and other registrants that file electronically with the SEC.

                                                                      APPENDIX I

                                   AGREEMENT

                                      AND

                             PLAN OF REORGANIZATION

                                      FOR

                             AIM ADVISOR FLEX FUND

                            A SEPARATE PORTFOLIO OF

                               AIM ADVISOR FUNDS

                                 JUNE 13, 2001

                               TABLE OF CONTENTS

                                                                               PAGE
                                                                               ----
ARTICLE 1 DEFINITIONS........................................................    1
  Section 1.1.   Definitions.................................................    1
ARTICLE 2 TRANSFER OF ASSETS.................................................    3
  Section 2.1.   Reorganization of Flex Fund.................................    3
  Section 2.2.   Computation of Net Asset Value..............................    4
  Section 2.3.   Valuation Date..............................................    4
  Section 2.4.   Delivery....................................................    4
  Section 2.5.   Termination of Series.......................................    4
  Section 2.6.   Issuance of Balanced Fund Shares............................    5
  Section 2.7.   Investment Securities.......................................    5
  Section 2.8.   Liabilities.................................................    5
ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF AAF..............................    5
  Section 3.1.   Organization; Authority.....................................    5
  Section 3.2.   Registration and Regulation of AAF..........................    5
  Section 3.3.   Financial Statements........................................    6
  Section 3.4.   No Material Adverse Changes; Contingent Liabilities.........    6
  Section 3.5.   Flex Fund Shares; Liabilities; Business Operations..........    6
  Section 3.6.   Accountants.................................................    7
  Section 3.7.   Binding Obligation..........................................    7
  Section 3.8.   No Breaches or Defaults.....................................    7
  Section 3.9.   Authorizations or Consents..................................    7
  Section 3.10.  Permits.....................................................    7
  Section 3.11.  No Actions, Suits or Proceedings............................    7
  Section 3.12.  Contracts...................................................    8
  Section 3.13.  Properties and Assets.......................................    8
  Section 3.14.  Taxes.......................................................    8
  Section 3.15.  Benefit and Employment Obligations..........................    8
  Section 3.16.  Brokers.....................................................    9
  Section 3.17.  Voting Requirements.........................................    9
  Section 3.18.  State Takeover Statutes.....................................    9
  Section 3.19.  Books and Records...........................................    9
  Section 3.20.  Prospectus and Statement of Additional Information..........    9
  Section 3.21.  No Distribution.............................................    9
  Section 3.22.  Liabilities of Flex Fund....................................    9
  Section 3.23.  Value of Shares.............................................    9
  Section 3.24.  Shareholder Expenses........................................    9
  Section 3.25.  Intercompany Indebtedness...................................    9
ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF AFG..............................   10
  Section 4.1.   Organization; Authority.....................................   10
  Section 4.2.   Registration and Regulation of AFG..........................   10
  Section 4.3.   Financial Statements........................................   10
  Section 4.4.   No Material Adverse Changes; Contingent Liabilities.........   10
  Section 4.5.   Registration of Balanced Fund Class A Shares, Balanced Fund
                 Class B Shares and Balanced Fund Class C Shares.............   10
  Section 4.6.   Accountants.................................................   11
  Section 4.7.   Binding Obligation..........................................   11
  Section 4.8.   No Breaches or Defaults.....................................   11
  Section 4.9.   Authorizations or Consents..................................   11
  Section 4.10.  Permits.....................................................   11

                                                                               PAGE
                                                                               ----
  Section 4.11.  No Actions, Suits or Proceedings............................   12
  Section 4.12.  Taxes.......................................................   12
  Section 4.13.  Brokers.....................................................   12
  Section 4.14.  Representations Concerning the Reorganization...............   12
  Section 4.15.  Prospectus and Statement of Additional Information..........   13
  Section 4.16.  Value of Shares.............................................   13
  Section 4.17.  Intercompany Indebtedness; Consideration....................   13
ARTICLE 5 COVENANTS..........................................................   13
  Section 5.1.   Conduct of Business.........................................   13
  Section 5.2.   Announcements...............................................   14
  Section 5.3.   Expenses....................................................   14
  Section 5.4.   Further Assurances..........................................   14
  Section 5.5.   Notice of Events............................................   14
  Section 5.6.   Access to Information.......................................   14
  Section 5.7.   Consents, Approvals and Filings.............................   14
  Section 5.8.   Submission of Agreement to Shareholders.....................   15
ARTICLE 6 CONDITIONS PRECEDENT TO THE REORGANIZATION.........................   15
  Section 6.1.   Conditions Precedent of AFG.................................   15
  Section 6.2.   Mutual Conditions...........................................   15
  Section 6.3.   Conditions Precedent of AAF.................................   16
ARTICLE 7 TERMINATION OF AGREEMENT...........................................   17
  Section 7.1.   Termination.................................................   17
  Section 7.2.   Survival After Termination..................................   17
ARTICLE 8 MISCELLANEOUS......................................................   17
  Section 8.1.   Survival of Representations and Warranties..................   17
  Section 8.2.   Governing Law...............................................   17
  Section 8.3.   Binding Effect, Persons Benefiting, No Assignment...........   17
  Section 8.4.   Obligations of AFG and AAF..................................   17
  Section 8.5.   Amendments..................................................   18
  Section 8.6.   Enforcement.................................................   18
  Section 8.7.   Interpretation..............................................   18
  Section 8.8.   Counterparts................................................   18
  Section 8.9.   Entire Agreement; Schedules.................................   18
  Section 8.10.  Notices.....................................................   18
  Section 8.11.  Representations by AIM Advisors.............................   19
Schedule 6.1(d)  Opinion of Counsel to AAF
Schedule 6.2(f)  Tax Opinions
Schedule 6.3(d)  Opinion of Counsel to AFG

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION, dated as of June 13, 2001 (this "Agreement"), by and among AIM Advisor Funds, a Delaware business trust ("AAF"), acting on behalf of AIM Advisor Flex Fund ("Flex Fund"), a separate series of AAF, AIM Funds Group, a Delaware business trust ("AFG"), acting on behalf of AIM Balanced Fund ("Balanced Fund"), a separate series of AFG, and A I M Advisors, Inc. ("AIM Advisors"), a Delaware corporation.

                                   WITNESSETH

     WHEREAS, AAF is a management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act (as defined below) that offers separate series of its shares representing interests in its investment portfolios, including Flex Fund, for sale to the public; and

     WHEREAS, AFG is a management investment company registered with the SEC under the Investment Company Act that offers separate series of its shares representing interests in investment portfolios, including Balanced Fund, for sale to the public; and

     WHEREAS, AIM Advisors provides investment advisory services to both AAF and AFG; and

     WHEREAS, Flex Fund desires to provide for its reorganization through the transfer of all of its assets to Balanced Fund in exchange for the assumption by Balanced Fund of all of the liabilities of Flex Fund and the issuance by AFG of shares of Balanced Fund in the manner set forth in this Agreement; and

     WHEREAS, this Agreement is intended to be and is adopted by the parties hereto as a Plan of Reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, AAF, AFG and AIM Advisors agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

     SECTION 1.1. Definitions For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

     "AAF" means AIM Advisor Funds, a Delaware business trust.

     "AAF Registration Statement" means the registration statement on Form N-1A of AAF, as amended, 1940 Act Registration No. 811-3886.

     "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

     "Affiliated Person" means an affiliated person as defined in Section 2(a)(3) of the Investment Company Act.

     "AFG" means AIM Funds Group, a Delaware business trust.

     "AFG Registration Statement" means the registration statement on Form N-1A of AFG, as amended, 1940 Act Registration No. 811-1540.

     "Agreement" means this Agreement and Plan of Reorganization, together with all schedules and exhibits attached hereto and all amendments hereto and thereof.

     "Balanced Fund" means AIM Balanced Fund, a separate series of AFG.

     "Balanced Fund Class A Shares" means Class A Shares of beneficial interest of Balanced Fund issued by AFG.

     "Balanced Fund Class B Shares" means Class B Shares of beneficial interest of Balanced Fund issued by AFG.

     "Balanced Fund Class C Shares" means Class C Shares of beneficial interest of Balanced Fund issued by AFG.

     "Balanced Fund Financial Statements" shall have the meaning set forth in
Section 4.3 of this Agreement.

     "Balanced Fund Shares" means shares of beneficial interest of Balanced Fund issued pursuant to Section 2.6 of this Agreement.

     "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by AAF on behalf of Flex Fund, or otherwise providing benefits to any current or former employee, officer or trustee of AAF.

     "Closing" means the transfer of the assets of Flex Fund to Balanced Fund, the assumption of all of Flex Fund's liabilities by Balanced Fund and the issuance of Balanced Fund Shares directly to Flex Fund Shareholders as described in Section 2.1 of this Agreement.

     "Closing Date" means September 10, 2001 or such other date as the parties may mutually determine.

     "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

     "Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of Balanced Fund and Flex Fund.

     "Effective Time" means 8:00 a.m. Eastern Time on the Closing Date.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted pursuant thereto.

     "Flex Fund" means AIM Advisor Flex Fund, a separate series of AAF.

     "Flex Fund Class A Shares" means Class A shares of beneficial interest of Flex Fund issued by AAF.

     "Flex Fund Class B Shares" means Class B shares of beneficial interest of Flex Fund issued by AAF.

     "Flex Fund Class C Shares" means Class C shares of beneficial interest of Flex Fund issued by AAF.

     "Flex Fund Financial Statements" shall have the meaning set forth in
Section 3.3 of this Agreement.

     "Flex Fund Shareholders" means the holders of record as of the Effective Time of the issued and outstanding shares of beneficial interest in Flex Fund.

     "Flex Fund Shareholders Meeting" means a meeting of the shareholders of Flex Fund convened in accordance with applicable law and the Agreement and Declaration of Trust of AAF to consider and vote upon the approval of this Agreement and the Reorganization of Flex Fund contemplated by this Agreement.

     "Flex Fund Shares" means the issued and outstanding shares of beneficial interest in Flex Fund.

     "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the NASD Regulation, Inc., the Commodity Futures Trading Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

     "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

     "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

     "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

     "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

     "Reorganization" means the acquisition of the assets of Flex Fund by Balanced Fund in consideration of the assumption by Balanced Fund of all of the liabilities of Flex Fund and the issuance by AFG of Balanced Fund Shares directly to Flex Fund Shareholders as described in this Agreement, and the termination of Flex Fund's status as a designated series of shares of AAF.

     "Required Shareholder Vote" shall have the meaning set forth in Section
3.17 of this Agreement.

     "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

     "SEC" means the United States Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

     "Tax" means any tax or similar governmental charge, impost or levy (including income taxes (including alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

     "Valuation Date" shall have the meaning set forth in Section 2.3 of this Agreement.

                                   ARTICLE 2

                               TRANSFER OF ASSETS

     SECTION 2.1. Reorganization of Flex Fund At the Effective Time, all of the assets of Flex Fund shall be delivered to the Custodian for the account of Balanced Fund in exchange for the assumption by Balanced Fund of all of the liabilities of any kind of Flex Fund and delivery by AFG directly to (i) the holders of record as of the Effective Time of the issued and outstanding Class A shares of Flex Fund of a number of Balanced Fund Class A shares (including, if applicable, fractional shares rounded to the nearest thousandth), to (ii) the holders of record as of the Effective Time of the issued and outstanding Class B shares of Flex Fund of a number of Balanced Fund Class B shares (including, if applicable, fractional shares rounded to the nearest thousandth), and to (iii) the holders of record as of the Effective Time of the issued and outstanding Class C shares of Flex Fund of a number of Balanced Fund Class C shares (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the net value of the assets of Flex Fund so transferred, assigned and delivered, all determined and adjusted as provided in Section 2.2 below. Upon delivery of such assets, AIM Balanced Fund will receive good and marketable title to such assets free and clear of all Liens.

     SECTION 2.2. Computation of Net Asset Value

     (a) The net asset value of Balanced Fund Shares, and the net value of the assets of Flex Fund, shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Valuation Date.

     (b) The net asset value of Balanced Fund Shares shall be computed in accordance with the policies and procedures of Balanced Fund as described in the AFG Registration Statement.

     (c) The net value of the assets of Flex Fund to be transferred to Balanced Fund pursuant to this Agreement shall be computed in accordance with the policies and procedures of Flex Fund as described in the AAF Registration Statement.

     (d) All computations of value regarding the net assets of Flex Fund and the net asset value of Balanced Fund Shares to be issued pursuant to this Agreement shall be made by agreement of AAF and AFG. The parties agree to use commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with their respective pricing policies and procedures.

     SECTION 2.3. Valuation Date The assets of Flex Fund and the net asset value per share of Balanced Fund Shares shall be valued as of the close of regular trading on the NYSE on the business day next preceding the Closing Date (the "Valuation Date"). The share transfer books of Flex Fund will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Flex Fund received in proper form prior to the close of regular trading on the NYSE on the Valuation Date shall be accepted by Flex Fund. Redemption requests thereafter received by Flex Fund shall be deemed to be redemption requests for Balanced Fund Class A Shares, Balanced Fund Class B Shares or Balanced Fund Class C Shares, as applicable (assuming that the transactions contemplated by this Agreement have been consummated), to be distributed to Flex Fund Shareholders under this Agreement.

     SECTION 2.4. Delivery

     (a) Assets held by Flex Fund shall be delivered by AAF to the Custodian on the Closing Date. No later than three (3) business days preceding the Closing Date, AAF shall instruct the Custodian to transfer such assets to the account of Balanced Fund. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by Flex Fund shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of Balanced Fund at the Custodian.

     (b) If, on the Closing Date, Flex Fund is unable to make delivery in the manner contemplated by Section 2.4(a) of securities held by Flex Fund for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Flex Fund or its broker, then AFG shall waive the delivery requirements of Section 2.4(a) with respect to said undelivered securities if Flex Fund has delivered to the Custodian by or on the Closing Date, and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by AFG or the Custodian, including brokers' confirmation slips.

     SECTION 2.5. Termination of Series As soon as reasonably practicable after the Closing Date, the status of Flex Fund as a designated series of shares of AAF shall be terminated; provided, however, that the termination of the status of Flex Fund as a series of shares of AAF shall not be required if the Reorganization shall not have been consummated.

     SECTION 2.6. Issuance of Balanced Fund Shares At the Effective Time, Flex Fund Shareholders of record as of the close of regular trading on the NYSE on the Valuation Date holding Flex Fund Class A shares shall be issued that number of full and fractional Class A shares of Balanced Fund having a net asset value equal to the net asset value of Flex Fund Class A shares held by Flex Fund Shareholders on the Valuation Date, Flex Fund Shareholders of record as of the Valuation Date holding Flex Fund Class B shares shall be issued that number of full and fractional Class B shares of Balanced Fund having a net asset value equal to the net asset value of Flex Fund Class B Shares held by Flex Fund Shareholders on the Valuation Date, and Flex Fund Shareholders of record as of the Valuation Date holding Flex Fund Class C shares shall be issued that number of full and fractional Class C shares of Balanced Fund having a net asset value equal to the net asset value of Flex Fund Class C shares held by Flex Fund Shareholders on the Valuation Date. All issued and outstanding shares of beneficial interest in Flex Fund shall thereupon be canceled on the books of AAF. AAF shall provide instructions to the transfer agent of AFG with respect to Balanced Fund Class A Shares, Balanced Fund Class B Shares and Balanced Fund Class C Shares to be issued to Flex Fund Shareholders. AFG shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. AFG shall record on its books the ownership of Balanced Fund Class A Shares, Balanced Fund Class B Shares and Balanced Fund Class C Shares by Flex Fund Shareholders and shall forward a confirmation of such ownership to Flex Fund Shareholders. No redemption or repurchase of such shares credited to former Flex Fund Shareholders in respect of Flex Fund shares represented by unsurrendered shares certificates shall be permitted until such certificates have been surrendered to AFG for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to AFG.

     SECTION 2.7. Investment Securities On or prior to the Valuation Date, AAF shall deliver a list setting forth the securities Flex Fund then owned together with the respective Federal income tax bases thereof. AAF shall provide to AFG on or before the Valuation Date, detailed tax basis accounting records for each security to be transferred to it pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the sale of any security transferred to Balanced Fund hereunder. Such records shall be made available by AAF prior to the Valuation Date for inspection by the Treasurer (or his or her designee) or the auditors of AFG upon reasonable request.

     SECTION 2.8. Liabilities Flex Fund shall use reasonable best efforts to discharge all of its known liabilities, so far as may be possible, prior to the Closing Date.

                                   ARTICLE 3

                     REPRESENTATIONS AND WARRANTIES OF AAF

     AAF, on behalf of Flex Fund, represents and warrants to AFG as follows:

     SECTION 3.1. Organization; Authority AAF is duly organized, validly existing and in good standing under the Delaware Business Trust Act, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 3.2. Registration and Regulation of AAF AAF is duly registered with the SEC as an investment company under the Investment Company Act and all Flex Fund Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by AAF to revoke or rescind any such registration or qualification. Flex Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Flex Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the AAF Registration Statement currently in effect. The value of the net assets of Flex

Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Flex Fund and all purchases and redemptions of Flex Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 3.3. Financial Statements The books of account and related records of Flex Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements for the seven-months ended July 31, 2000, and the semi-annual unaudited financial statements for the six month period ended January 31, 2001 of Flex Fund previously delivered to AFG (the "Flex Fund Financial Statements") present fairly in all material respects the financial position of Flex Fund as at the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

     SECTION 3.4. No Material Adverse Changes; Contingent Liabilities Since January 31, 2001, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Flex Fund or the status of Flex Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Flex Fund or occurring in the ordinary course of business of Flex Fund or AFG. There are no contingent liabilities of Flex Fund not disclosed in the Flex Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 3.5. Flex Fund Shares; Liabilities; Business Operations

     (a) Flex Fund Shares have been duly authorized and validly issued and are fully paid and non-assessable.

     (b) Since its inception, neither Flex Fund nor any person related to Flex Fund (as defined in section 1.368-1(e)(3) of the Treasury Regulations without regard to section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of Flex Fund for consideration other than shares of Flex Fund, except for shares redeemed in the ordinary course of Flex Fund's business as an open-end investment company as required by the Investment Company Act, or (ii) made distributions with respect to Flex Fund's Shares, except for (a) distributions necessary to satisfy the requirements of sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in Flex Fund on the Effective Date.

     (c) At the time of its Reorganization, Flex Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Flex Fund Shares, except for the right of investors to acquire Flex Fund Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (d) From the date it commenced operations and ending on the Closing Date, Flex Fund will have conducted its historic business within the meaning of
Section 1.368-1(d)(2) of the Income Tax Regulations under the Code in a substantially unchanged manner. In anticipation of its Reorganization, Flex Fund will not dispose of assets that, in the aggregate, will result in less than fifty percent (50%) of its historic business assets (within the meaning of Section 1.368-1(d) of those regulations) being transferred to Balanced Fund.

     (e) AAF does not have, and has not had during the six (6) months prior to the date of this Agreement, any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

     SECTION 3.6. Accountants KPMG LLP was the independent public accountant for Flex Fund for the seven month period ended July 31, 2000 and for the two years ended December 31, 1999 and 1998.

     SECTION 3.7. Binding Obligation This Agreement has been duly authorized, executed and delivered by AAF on behalf of Flex Fund and, assuming this Agreement has been duly executed and delivered by AFG and approved by Flex Fund Shareholders, constitutes the legal, valid and binding obligation of AAF enforceable against AAF in accordance with its terms from and with respect to the revenues and assets of Flex Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 3.8. No Breaches or Defaults The execution and delivery of this Agreement by AAF on behalf of Flex Fund and performance by AAF of its obligations hereunder has been duly authorized by all necessary trust action on the part of AAF, other than Flex Fund Shareholders approval, and (i) do not, and on the Closing Date will not, result in any violation of the Agreement and Declaration of Trust or by-laws of AAF and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Flex Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which AAF is a party or by which it may be bound and which relates to the assets of Flex Fund or to which any property of Flex Fund may be subject; (B) any Permit (as defined below); or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over AAF or any property of Flex Fund. AAF is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 3.9. Authorizations or Consents Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with Section 2.5 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by AAF in connection with the due execution and delivery by AAF of this Agreement and the consummation by AAF of the transactions contemplated hereby.

     SECTION 3.10. Permits AAF has in full force and effect all approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights of Governmental Authorities (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Flex Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of AAF there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 3.11. No Actions, Suits or Proceedings

     (a) There is no pending action, litigation or proceeding, nor, to the knowledge of AAF, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against AAF before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of AAF, threatened in writing or, if probable of assertion, orally, against AAF affecting any property, asset, interest or right of Flex Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Flex Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by Governmental Authority relating to AAF's conduct of the business of Flex Fund affecting in any significant respect the conduct of such business. AAF is not, and has not been to the knowledge of AAF, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Flex Fund.

     SECTION 3.12. Contracts AAF is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of Flex Fund, by which the assets, business, or operations of Flex Fund may be bound or affected, or under which it or the assets, business or operations of Flex Fund receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of AAF there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

     SECTION 3.13. Properties and Assets Flex Fund has good and marketable title to all properties and assets reflected in the Flex Fund Financial Statements as owned by it, free and clear of all Liens, except as described in Flex Fund Financial Statements.

     SECTION 3.14. Taxes

     (a) Flex Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and is a separate corporation within the meaning of Section 851(g)(1) of the Code. Flex Fund has qualified as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Flex Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of Flex Fund as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Flex Fund arising by reason of undistributed investment company taxable income or net capital gain, AAF will declare on or prior to the Valuation Date to the shareholders of Flex Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (A) all of Flex Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended July 31, 2001 and for the short taxable year beginning on August 1, 2001 and ending on the Closing Date and (B) all of Flex Fund's net capital gain recognized in its taxable year ended July 31, 2001 and in such short taxable year (after reduction for any capital loss carryover).

     (b) Flex Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Flex Fund Financial Statements for all Taxes in respect of all periods ended on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Flex Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Returns of Flex Fund are currently being or have been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     (c) To the best knowledge of AAF, the fiscal year of Flex Fund has not been changed for tax purposes since 2000 when Flex Fund changed its accounting period in connection with the change in accounting period of AAF.

     SECTION 3.15. Benefit and Employment Obligations On or prior to the Closing Date, Flex Fund will have no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to under any Benefit Plan, and have no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person, except that Flex Fund is liable for its proportionate share of the expenses arising in connection with the retirement and deferred compensation benefits made available to the directors and trustees of certain investment companies advised by AIM Advisors.

     SECTION 3.16. Brokers No broker, finder or similar intermediary has acted for or on behalf of AAF in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with AAF or any action taken by it.

     SECTION 3.17. Voting Requirements The vote of a majority of the shares cast at a meeting of Flex Fund shareholders at which a quorum is present (the "Required Shareholder Vote") is the only vote of the holders of any class or series of shares of beneficial interest in Flex Fund necessary to approve this Agreement and the Reorganization of Flex Fund contemplated by this Agreement.

     SECTION 3.18. State Takeover Statutes No state takeover statute or similar statute or regulation applies or purports to apply to the Reorganization, this Agreement or any of the transactions contemplated by this Agreement.

     SECTION 3.19. Books and Records The books and records of AAF relating to Flex Fund, reflecting, among other things, the purchase and sale of Flex Fund Shares, the number of issued and outstanding shares owned by Flex Fund Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

     SECTION 3.20. Prospectus and Statement of Additional Information The current prospectus and statement of additional information for Flex Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 3.21. No Distribution Balanced Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Agreement.

     SECTION 3.22. Liabilities of Flex Fund The liabilities of Flex Fund that are to be assumed by Balanced Fund in connection with the Reorganization, or to which the assets of Flex Fund to be transferred in the Reorganizations are subject, were incurred by Flex Fund in the ordinary course of its business. The fair market value of the assets of Flex Fund to be transferred to Balanced Fund in the Reorganization will equal or exceed the sum of the liabilities to be assumed by Balanced Fund plus the amount of liabilities, if any, to which such transferred assets will be subject.

     SECTION 3.23. Value of Shares The fair market value of Balanced Fund Class A Shares received by Flex Fund Shareholders in the Reorganization will be approximately equal to the fair market value of Flex Fund Class A shares constructively surrendered in exchange therefor, the fair market value of Balanced Fund Class B Shares received by Flex Fund Shareholders in the Reorganization will be approximately equal to the fair market value of Flex Fund Class B shares constructively surrendered in exchange therefor, and the fair market value of Balanced Fund Class C Shares received by Flex Fund Shareholders in the Reorganization will be approximately equal to the fair market value of Flex Fund Class C shares constructively surrendered in exchange therefor.

     SECTION 3.24. Shareholder Expenses Flex Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

     SECTION 3.25. Intercompany Indebtedness There is no intercompany indebtedness between AAF and AFG that was issued or acquired, or will be settled, at a discount.

                                   ARTICLE 4

                     REPRESENTATIONS AND WARRANTIES OF AFG

     AFG, on behalf of Balanced Fund, represents and warrants to AAF as follows:

     SECTION 4.1. Organization; Authority AFG is duly organized, validly existing and in good standing under the Delaware Business Trust Act, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 4.2. Registration and Regulation of AFG AFG is duly registered with the SEC as an investment company under the Investment Company Act. Balanced Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Balanced Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the AFG Registration Statement. The value of the net assets of Balanced Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Balanced Fund and all purchases and redemptions of Balanced Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 4.3. Financial Statements The books of account and related records of Balanced Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements for the fiscal year ended December 31, 2000, of Balanced Fund previously delivered to AAF (the "Balanced Fund Financial Statements") present fairly in all material respects the financial position of Balanced Fund as of the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

     SECTION 4.4. No Material Adverse Changes; Contingent Liabilities Since December 31, 2000, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Balanced Fund or the status of Balanced Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Balanced Fund or occurring in the ordinary course of business of Balanced Fund or AFG. There are no contingent liabilities of Balanced Fund not disclosed in the Balanced Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 4.5. Registration of Balanced Fund Class A Shares, Balanced Fund Class B Shares and Balanced Fund Class C Shares.

     (a) The shares of beneficial interest of AFG is divided into ten portfolios, including Balanced Fund. Balanced Fund currently has three classes of shares, Class A shares, Class B shares and Class C shares. Under its Agreement and Declaration of Trust, AFG is authorized to issue an unlimited number of Class A, Class B and Class C Shares.

     (b) Balanced Fund Shares to be issued pursuant to Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of AFG then in effect.

     (c) Balanced Fund Shares to be issued pursuant to Section 2.6 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of its Reorganization, Balanced Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Balanced Fund Class A shares, Balanced Fund Class B shares or Balanced Fund Class C shares, except for the right of investors to acquire Balanced Fund Class A Shares, Balanced Fund Class B Shares or Balanced Fund Class C Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (d) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus") which forms a part of AFG's Registration Statement on Form N-14 shall be furnished to Flex Fund Shareholders entitled to vote at the Flex Fund Shareholders Meeting. The Combined Proxy Statement/ Prospectus and related Statement of Additional Information of Balanced Fund, when they become effective, shall conform to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, provided, however, that no representation or warranty is made with respect to written information provided by AAF for inclusion in the Combined Proxy Statement/Prospectus.

     (e) The shares of Balanced Fund which have been or are being offered for sale (other than the Balanced Fund Shares to be issued in connection with the Reorganizations) have been duly registered under the Securities Act by the AFG Registration Statement and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by AFG to revoke or rescind any such registration or qualification.

     SECTION 4.6. Accountants PricewaterhouseCoopers LLP, which has reported upon the Balanced Fund Financial Statements for the period ended December 31, 2000, is the independent public accountant as required by the Securities Act and the Exchange Act.

     SECTION 4.7. Binding Obligation This Agreement has been duly authorized, executed and delivered by AFG on behalf of Balanced Fund and, assuming this Agreement has been duly executed and delivered by AAF, constitutes the legal, valid and binding obligation of AFG, enforceable against AFG in accordance with its terms from and with respect to the revenues and assets of Balanced Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court or law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 4.8. No Breaches or Defaults The execution and delivery of this Agreement by AFG on behalf of Balanced Fund and performance by AFG of its obligations hereunder have been duly authorized by all necessary trust action on the part of AFG and (i) do not, and on the Closing Date will not, result in any violation of the Agreement and Declaration of Trust or by-laws of AFG and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Balanced Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which AFG is a party or by which it may be bound and which relates to the assets of Balanced Fund or to which any properties of Balanced Fund may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over AFG or any property of Balanced Fund. AFG is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 4.9. Authorizations or Consents Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by AFG in connection with the due execution and delivery by AFG of this Agreement and the consummation by AFG of the transactions contemplated hereby.

     SECTION 4.10. Permits AFG has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to Balanced Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of AFG there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 4.11. No Actions, Suits or Proceedings

     (a) There is no pending action, suit or proceeding, nor, to the knowledge of AFG, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against AFG before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of AFG, threatened in writing or, if probable of assertion, orally, against AFG, affecting any property, asset, interest or right of Balanced Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Balanced Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to AFG's conduct of the business of Balanced Fund affecting in any significant respect the conduct of such business. AFG is not, and has not been, to the knowledge of AFG, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Balanced Fund.

     SECTION 4.12. Taxes

     (a) Balanced Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and is a separate corporation within the meaning of Section 851(g)(1) of the Code. Balanced Fund has qualified as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. Balanced Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

     (b) Balanced Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Balanced Fund Financial Statements for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Balanced Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Balanced Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     (c) The fiscal year of Balanced Fund has not been changed for tax purposes since 1993 when Balanced Fund was required to change its accounting period in connection with its reorganization as a portfolio of AFG.

     SECTION 4.13. Brokers No broker, finder or similar intermediary has acted for or on behalf of AFG in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with AFG or any action taken by it.

     SECTION 4.14. Representations Concerning the Reorganization

     (a) AFG has no plan or intention to reacquire any Balanced Fund Shares issued in the Reorganization, except to the extent that Balanced Fund is required by the Investment Company Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of its business as an open-end, management investment company.

     (b) Balanced Fund has no plan or intention to sell or otherwise dispose of any of the assets of Flex Fund acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code.

     (c) Following the Reorganization, Balanced Fund will continue an "historic business" (within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code) of Flex Fund or use a significant portion of Flex Fund's historic business assets in a business.

     (d) Prior to or in the Reorganization, neither Balanced Fund nor any person related to Balanced Fund (for purposes of this paragraph as defined in section 1.368-1(e)(3) of the Treasury Regulations) will have acquired directly or through any transaction, agreement or arrangement with any other person, shares of Flex Fund with consideration other than shares of Balanced Fund. There is no plan or intention by Balanced Fund or any person related to Balanced Fund to acquire or redeem any of the Balanced Fund Shares issued in the Reorganization either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions in the ordinary course of Balanced Fund's business as an open-end investment company as required by the Investment Company Act.

     SECTION 4.15. Prospectus and Statement of Additional Information The current prospectus and statement of additional information for Balanced Fund as of the date on which it was issued does not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date does not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 4.16. Value of Shares The fair market value of Balanced Fund Class A Shares received by Flex Fund Shareholders in the Reorganization will be approximately equal to the fair market value of Flex Fund Class A shares constructively surrendered in exchange therefor, the fair market value of Balanced Fund Class B Shares received by Flex Fund Shareholders in the Reorganization will be approximately equal to the fair market value of Flex Fund Class B shares constructively surrendered therefor, and the fair market value of Balanced Fund Class C Shares received by Flex Fund Shareholders in the Reorganization will be approximately equal to the fair market value of Flex Fund Class C shares constructively surrendered therefor.

     SECTION 4.17. Intercompany Indebtedness; Consideration There is no intercompany indebtedness between AAF and AFG that was issued or acquired, or will be settled, at a discount. No consideration other than Balanced Fund Shares (and Balanced Fund's assumption of Flex Fund's liabilities, including for this purpose all liabilities to which the assets of Flex Fund are subject) will be issued in exchange for the assets of Flex Fund acquired by Balanced Fund in connection with the Reorganization. The fair market value of the assets of Flex Fund transferred to Balanced Fund in the Reorganization will equal or exceed the sum of the liabilities assumed by Balanced Fund, plus the amount of liabilities, if any, to which such transferred assets are subject.

                                   ARTICLE 5

                                   COVENANTS

     SECTION 5.1. Conduct of Business

     (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), AAF shall conduct the business of Flex Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business of Flex Fund in the ordinary course in all material respects.

     (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), AFG shall conduct the business of Balanced Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business relations necessary to conduct the business operations of Balanced Fund in the ordinary course in all material respects.

     SECTION 5.2. Announcements AAF and AFG shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement and the transactions contemplated by this Agreement, and neither AAF nor AFG shall issue any such press release or make any public statement without the prior written approval of the other party to this Agreement, such approval not to be unreasonably withheld, except as may be required by law.

     SECTION 5.3. Expenses Flex Fund and Balanced Fund shall each, respectively, bear the expenses they incur in connection with this Agreement and Reorganization and other transactions contemplated hereby.

     SECTION 5.4. Further Assurances Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganizations, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganizations.

     SECTION 5.5. Notice of Events AFG shall give prompt notice to AAF, and AAF shall give prompt notice to AFG, of (a) the occurrence or non-occurrence of any event which to the knowledge of AFG or to the knowledge of AAF, the occurrence or non-occurrence of which would be likely to result in any of the conditions specified in (i) in the case of AAF, Sections 6.1 and 6.2 or (ii) in the case of AFG, Sections 6.2 and 6.3, not being satisfied so as to permit the consummation of the Reorganizations and (b) any material failure on its part, or on the part of the other party hereto of which it has knowledge, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this
Section 5.5 shall not limit or otherwise affect the remedies available hereunder to any party.

     SECTION 5.6. Access to Information

     (a) AAF will, during regular business hours and on reasonable prior notice, allow AFG and its authorized representatives reasonable access to the books and records of AAF pertaining to the assets of Flex Fund and to officers of AAF knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of AAF.

     (b) AFG will, during regular business hours and on reasonable prior notice, allow AAF and its authorized representatives reasonable access to the books and records of AFG pertaining to the assets of Balanced Fund and to officers of AFG knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of AFG.

     SECTION 5.7. Consents, Approvals and Filings Each of AAF and AFG shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganizations and the other transactions contemplated by this Agreement. In addition, each of AAF and AFG shall use its reasonable best efforts, and shall cooperate fully with each other (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganizations and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganizations and the other transactions contemplated herein. Each of AAF and AFG shall use reasonable efforts to provide such information and communications to Governmental Authorities as such Governmental Authorities may request.

     SECTION 5.8. Submission of Agreement to Shareholders AAF shall take all action necessary in accordance with applicable law and its Agreement and Declaration of Trust and by-laws to convene the Flex Fund Shareholders Meeting. AAF shall, through its Board of Trustees, recommend to Flex Fund Shareholders approval of this Agreement and the transactions contemplated by this Agreement. AAF shall use its reasonable best efforts to hold a Flex Fund Shareholders Meeting as soon as practicable after the date hereof.

                                   ARTICLE 6

                   CONDITIONS PRECEDENT TO THE REORGANIZATION

     SECTION 6.1. Conditions Precedent of AFG The obligation of AFG to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by AFG.

     (a) The representations and warranties of AAF on behalf of Flex Fund participating in the Reorganization set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) AAF shall have complied with and satisfied in all material respects all agreements and conditions relating to Flex Fund participating in the Reorganization set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) AFG shall have received at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of AAF, in such individual's capacity as an officer of AAF and not as an individual, to the effect that the conditions specified in Section 6.1(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of AAF certifying as to the accuracy and completeness of the attached Agreement and Declaration of Trust and by-laws of AAF, and resolutions, consents and authorizations of or regarding AAF with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

     (d) AFG shall have received the signed opinion of Ballard Spahr Andrews & Ingersoll, LLP, counsel to AAF, or other counsel reasonably acceptable to AFG, in form and substance reasonably acceptable to counsel for AFG, as to the matters set forth in Schedule 6.1(d).

     (e) The dividend or dividends described in the last sentence of Section 3.14(a) shall have been declared.

     SECTION 6.2. Mutual Conditions The obligations of AAF and AFG to consummate a Reorganization are subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more may be waived in writing by AAF and AFG, but only if and to the extent that such waiver is mutual.

     (a) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from Governmental Authorities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by AAF and AFG shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     (b) This Agreement, the Reorganization of Flex Fund and related matters shall have been approved and adopted at the Flex Fund Shareholders Meeting by the shareholders of Flex Fund on the record date by the Required Shareholder Vote.

     (c) The assets of Flex Fund to be acquired by Balanced Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Flex Fund immediately prior to the Reorganization. For purposes of this Section 6.2(c), assets used by Flex Fund to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Flex Fund's business as a series of an open-end management investment company) after the date of this Agreement shall be included as assets of Flex Fund held immediately prior to the Reorganization.

     (d) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

     (e) The Registration Statement on Form N-14 filed by AFG with respect to Balanced Fund Shares to be issued to Flex Fund Shareholders in connection with the Reorganization shall have become effective under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

     (f) AAF and AFG shall have received on or before the Closing Date an opinion of Ballard Spahr Andrews & Ingersoll, LLP ("BSA&I") in form and substance reasonably acceptable to AAF, and AFG, as to the matters set forth on
Schedule 6.2(f). In rendering such opinion, BSA&I may request and rely upon representations contained in certificates of officers of AAF, AFG and others, and the officers of AAF and AFG shall use their best efforts to make available such truthful certificates.

     SECTION 6.3. Conditions Precedent of AAF The obligation of AAF to consummate a Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by AAF.

     (a) The representations and warranties of AFG on behalf of Balanced Fund participating in the Reorganization set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) AFG shall have complied with and satisfied in all material respects all agreements and conditions relating to Balanced Fund participating in the Reorganization set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) AAF shall have received on the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of AFG, in such individual's capacity as an officer of AFG and not as an individual, to the effect that the conditions specified in Sections 6.3(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of AFG certifying as to the accuracy and completeness of the attached Agreement and Declaration of Trust and by-laws, as amended, of AFG and resolutions, consents and authorizations of or regarding AFG with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

     (d) AAF shall have received the signed opinion of Ballard Spahr Andrews & Ingersoll, LLP, counsel to AFG, or other counsel reasonably acceptable to AAF, in form and substance reasonably acceptable to counsel for AFG, as to the matters set forth on Schedule 6.3(d).

                                   ARTICLE 7

                            TERMINATION OF AGREEMENT

     SECTION 7.1. Termination

     (a) This Agreement may be terminated on or prior to the Closing Date as follows:

          (i) by mutual written consent of AAF and AFG; or

          (ii) at the election of AAF or AFG:

             (A) if the Closing Date shall not be on or before December 31, 2001, or such later date as the parties hereto may agree upon, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

             (B) if, upon a vote at Flex Fund Shareholders Meeting or any adjournment thereof, the Required Shareholder Vote shall not have been obtained as contemplated by Section 5.8; or

             (C) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

     (b) The termination of this Agreement shall be effectuated by the delivery by the terminating party to the other party of a written notice of such termination.

     SECTION 7.2. Survival After Termination If this Agreement is terminated in accordance with Section 7.1 hereof and the Reorganization of Flex Fund is not consummated, this Agreement shall become void and of no further force and effect with respect to such Reorganization and the respective Flex Fund, except for the provisions of Section 5.3.

                                   ARTICLE 8

                                 MISCELLANEOUS

     SECTION 8.1. Survival of Representations and Warranties The representations, warranties and covenants in this Agreement or in any certificate or instrument delivered pursuant to this Agreement shall survive the consummation of the transactions contemplated hereunder for a period of one (1) year following the Closing Date.

     SECTION 8.2. Governing Law This Agreement shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

     SECTION 8.3. Binding Effect, Persons Benefiting, No Assignment This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

     SECTION 8.4. Obligations of AFG and AAF

     (a) AAF and AFG hereby acknowledge and agree that Balanced Fund is a separate investment portfolio of AFG, that AFG is executing this Agreement on behalf of Balanced Fund, and that any amounts payable by AFG under or in connection with this Agreement shall be payable solely from the revenues and assets of Balanced Fund. AAF further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of AFG in his or her capacity as an officer of AFG intending to bind AFG as provided herein, and that no officer, trustee or shareholder of AFG shall be personally liable for the liabilities or obligations of AFG incurred hereunder.

     (b) AAF and AFG hereby acknowledge and agree that Flex Fund is a separate investment portfolio of AAF, that AAF is executing this Agreement on behalf of Flex Fund and that any amounts payable by AAF under or in connection with this Agreement shall be payable solely from the revenues and assets of Flex Fund. AFG further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of AAF in his or her capacity as an officer of AAF intending to bind AAF as provided herein, and that no officer, trustee or shareholder of AAF shall be personally liable for the liabilities of AAF incurred hereunder.

     SECTION 8.5. Amendments This Agreement may not be amended, altered or modified except by a written instrument executed by AAF and AFG.

     SECTION 8.6. Enforcement The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

     SECTION 8.7. Interpretation When a reference is made in this Agreement to a Section or Schedule, such reference shall be to a Section of, or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Each representation and warranty contained in Article 3 or 4 that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

     SECTION 8.8. Counterparts This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

     SECTION 8.9. Entire Agreement; Schedules This Agreement, including the Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

     SECTION 8.10. Notices All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

     (a) If to AAF:

        AIM Advisor Funds
        11 Greenway Plaza, Suite 100
        Houston, Texas 77046-1173

        Attn: Carol F. Relihan, Esq.
        Fax: (713) 993-9185

        with a copy to:

        Ballard Spahr Andrews & Ingersoll, LLP
        1735 Market Street, 51st Floor
        Philadelphia, Pennsylvania 19103-7599
        Attn: William H. Rheiner, Esq.
        Fax: (215) 864-8999

     (b) If to AFG:

        AIM Funds Group
        11 Greenway Plaza, Suite 100
        Houston, Texas 77046-1173
        Attn: Carol F. Relihan, Esq.
        Fax: (713) 993-9185

        with a copy to:

        Ballard Spahr Andrews & Ingersoll, LLP
        1735 Market Street, 51st Floor
        Philadelphia, Pennsylvania 19103-7599
        Attn: William H. Rheiner, Esq.
        Fax: (215) 864-8999

     SECTION 8.11. Representations by AIM Advisors In its capacity as investment adviser to AAF, AIM Advisors represents to AFG that to the best of its knowledge the representations and warranties of AAF and Flex Fund contained in this Agreement are true and correct as of the date of this Agreement. In its capacity as investment adviser to AFG, AIM Advisors represents to AAF that to the best of its knowledge the representations and warranties of AFG and Balanced Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11, the best knowledge standard shall be deemed to mean that the officers of AIM Advisors who have substantive responsibility for the provision of investment advisory services to AAF and AFG do not have actual knowledge to the contrary after due inquiry.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                            AIM ADVISOR FUNDS, acting
                                            on behalf of AIM Advisor Flex Fund

                                            By:   /s/ ROBERT H. GRAHAM
                                            ------------------------------------

                                            AIM FUNDS GROUP, acting
                                            on behalf of AIM Balanced Fund

                                            By:   /s/ ROBERT H. GRAHAM
                                            ------------------------------------

                                            A I M Advisors, Inc.

                                            By:   /s/ ROBERT H. GRAHAM
                                            ------------------------------------

                                SCHEDULE 6.1(d)

                           OPINION OF COUNSEL TO AAF

     1. AAF is duly organized and validly existing as a business trust under the Delaware Business Trust Act.

     2. AAF is an open-end, management investment company registered under the Investment Company Act of 1940.

     3. The execution, delivery and performance of the Agreement by AAF have been duly authorized and approved by all requisite trust action on the part of AAF. The Agreement has been duly executed and delivered by AAF and constitutes the valid and binding obligation of AAF.

     4. Flex Fund Shares outstanding on the date hereof have been duly authorized and validly issued, are fully paid and are non-assessable.

     5. To the best of our knowledge, AAF is not required to submit any notice, report or other filing with or obtain any authorization, consent or approval from any governmental authority or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement.

     We confirm to you that to our knowledge, no litigation or governmental proceeding is pending or threatened in writing against Flex Fund (i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                SCHEDULE 6.2(f)

                                  TAX OPINIONS

     (i) The transfer of the assets of Flex Fund to Balanced Fund in exchange for Balanced Fund Shares distributed directly to Flex Fund Shareholders, as provided in the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and that Flex Fund and Balanced Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

     (ii) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by Flex Fund on the transfer of its assets to Balanced Fund solely in exchange for Balanced Fund Class A Shares, Balanced Fund Class B Shares and Balanced Fund Class C Shares or on the distribution of Balanced Fund Class A Shares, Balanced Fund Class B Shares and Balanced Fund Class C Shares to Flex Fund Shareholders.

     (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by Balanced Fund upon the receipt of assets of Flex Fund in exchange for Balanced Fund Class A Shares, Balanced Fund Class B Shares and Balanced Fund Class C Shares issued directly to Flex Fund Shareholders.

     (iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by Flex Fund Shareholders on the receipt of Balanced Fund Class A Shares, Balanced Fund Class B Shares and Balanced Fund Class C Shares in exchange for Flex Fund Shares.

     (v) In accordance with Section 362(b) of the Code, the basis to Balanced Fund of the assets of Flex Fund will be the same as the basis of such assets in the hands of Flex Fund immediately prior to the Reorganization.

     (vi) In accordance with Section 358(a) of the Code, a Flex Fund Shareholder's basis for Balanced Fund Class A Shares, Balanced Fund Class B Shares or Balanced Fund Class C Shares received by the Flex Fund Shareholder will be the same as his basis for Flex Fund Shares exchanged therefor.

     (vii) In accordance with Section 1223(1) of the Code, a Flex Fund Shareholder's holding period for Balanced Fund Class A Shares, Balanced Fund Class B Shares or Balanced Fund Class C Shares will be determined by including Flex Fund Shareholder's holding period for Flex Fund Shares exchanged therefor, provided that the Flex Fund Shareholder held Flex Fund Shares as a capital asset.

     (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Flex Fund transferred to Balanced Fund in the Reorganization will include the holding period for such assets in the hands of Flex Fund.

                                SCHEDULE 6.3(d)

                           OPINION OF COUNSEL TO AFG

     1. AFG is a trust validly existing and in good standing under the Delaware Business Trust Act.

     2. AFG is an open-end, management investment company registered under the Investment Company Act of 1940.

     3. The execution, delivery and performance of the Agreement by AFG have been duly authorized and approved by all requisite trust action on the part of AFG. The Agreement has been duly executed and delivered by AFG and constitutes the valid and binding obligation of AFG.

     4. Balanced Fund Shares outstanding on the date hereof have been duly authorized and validly issued, are fully paid and are non-assessable.

     5. To the best of our knowledge, AFG is not required to submit any notice, report or other filing with or obtain any authorization, consent or approval from any governmental authority or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement.

     We confirm to you that to our knowledge, no litigation or governmental proceeding is pending or threatened in writing against Balanced Fund (i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                                                    APPENDIX II

      AIM BALANCED FUND

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

      AIM Balanced Fund seeks to achieve as high a total return as possible, consistent with preservation of capital.

                                                    AIM--Registered Trademark--

      PROSPECTUS
      MAY 1, 2001

                                     This prospectus contains important
                                     information about the Class A, B and C
                                     shares of the fund. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.

                                     Investments in the fund:
                                     - are not FDIC insured;
                                     - may lose value; and
                                     - are not guaranteed by a bank.

      [AIM LOGO APPEARS HERE]                            INVEST WITH DISCIPLINE
      --Registered Trademark--                         --Registered Trademark--

                               -----------------
                               AIM BALANCED FUND
                               -----------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      2
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         2

Performance Table                            2

FEE TABLE AND EXPENSE EXAMPLE                3
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    3

Expense Example                              3

FUND MANAGEMENT                              4
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                  4

Advisor Compensation                         4

Portfolio Managers                           4

OTHER INFORMATION                            4
- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                4

Dividends and Distributions                  4

FINANCIAL HIGHLIGHTS                         5
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-6

Pricing of Shares                          A-8

Taxes                                      A-8

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                               -----------------
                               AIM BALANCED FUND
                               -----------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve as high a total return as possible, consistent with preservation of capital. The fund seeks to meet its objective by investing in a broadly diversified portfolio of common stocks, preferred stocks, convertible securities and bonds. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

  The fund normally invests a minimum of 30% and a maximum of 70% of its total assets in equity securities and a minimum of 30% and a maximum of 70% of its total assets in non-convertible debt securities. The fund may also invest up to 25% of its total assets in convertible securities. The fund may invest up to 10% of its total assets in lower-quality debt securities, i.e., "junk bonds," and debt securities deemed by the portfolio managers to be of comparable quality. The fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

  In selecting the percentages of assets to be invested in equity or debt securities, the portfolio managers consider such factors as general market and economic conditions, as well as trends, yields, interest rates and changes in fiscal and monetary policies. The portfolio managers will primarily purchase equity securities for growth of capital and debt securities for income purposes. However, the portfolio managers will focus on companies whose securities have the potential for both growth of capital and income generation. The portfolio managers consider whether to sell a particular security when they believe that security no longer has that potential.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from the fund may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Interest rate increases may cause the price of a debt security to decrease; the longer a debt security's duration, the more sensitive it is to this risk. The issuer of a security may default or otherwise be unable to honor a financial obligation.

  The values of convertible securities in which the fund invests may also be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest or dividends, their values may fall if interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                               -----------------
                               AIM BALANCED FUND
                               -----------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                    [GRAPH]

                                                      ANNUAL
YEAR ENDED                                            TOTAL
DECEMBER 31                                           RETURNS
-----------                                           -------
1991 ...............................................  42.95%
1992 ...............................................   9.64%
1993 ...............................................  15.54%
1994 ...............................................  -5.44%
1995 ...............................................  34.97%
1996 ...............................................  19.25%
1997 ...............................................  24.41%
1998 ...............................................  12.46%
1999 ...............................................  19.04%
2000 ...............................................  -4.21%

The Class A shares' year-to-date total return as of March 31, 2001 was -9.11%.

  During the periods shown in the bar chart, the highest quarterly return was 16.88% (quarter ended March 31, 1991) and the lowest quarterly return was -8.93% (quarter ended September 30, 1998).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended                                       SINCE      INCEPTION
December 31, 2000)           1 YEAR   5 YEARS   10 YEARS   INCEPTION       DATE
-----------------------------------------------------------------------------------
Class A                      (8.76)%   12.62%    15.40%      11.46%     03/31/78
Class B                      (9.53)%   12.57%       --       11.72%     10/18/93
Class C                      (5.85)%      --        --        8.28%     08/04/97
S&P 500(1)                   (9.10)%   18.33%    17.44%      16.51%(2)  03/31/78(2)
-----------------------------------------------------------------------------------

(1) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.
(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                               -----------------
                               AIM BALANCED FUND
                               -----------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. There is no guarantee that actual expenses will be the same as those shown below.

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)            CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)              4.75%     None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less) None(1)   5.00%     1.00%
-------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)       CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Management Fees           0.51%     0.51%     0.51%

Distribution and/or
Service (12b-1) Fees      0.25      1.00      1.00

Other Expenses            0.20      0.22      0.22

Total Annual Fund
Operating Expenses        0.96      1.73      1.73
-------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

You may also be charged a transaction or other fee by the financial institution managing your account.

  As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $568     $766     $  981     $1,597
Class B    676      845      1,139      1,837
Class C    276      545        939      2,041
----------------------------------------------

You would pay the following expenses if you did not redeem your shares:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $568     $766      $981      $1,597
Class B    176      545       939       1,837
Class C    176      545       939       2,041
----------------------------------------------


                               -----------------
                               AIM BALANCED FUND
                               -----------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 135 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended December 31, 2000, the advisor received compensation of 0.51% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

- Robert G. Alley, Senior Portfolio Manager, who has been responsible for the fund since 1993 and has been associated with the advisor and/or its affiliates since 1992.

- Claude C. Cody IV, Senior Portfolio Manager, who has been responsible for the fund since 1993 and has been associated with the advisor and/or its affiliates since 1992.

- Jan H. Friedli, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was global fixed-income portfolio manager for Nicholas-Applegate Capital Management. From 1994 to 1997, he was international fixed-income trader and analyst for Strong Capital Management.

- Craig A. Smith, Senior Portfolio Manager, who has been responsible for the fund since 1996 and has been associated with the advisor and/or its affiliates since 1989.

- Meggan M. Walsh, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1991.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Balanced Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist of both capital gains and ordinary income.

DIVIDENDS

The fund generally declares and pays dividends, if any, quarterly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                               -----------------
                               AIM BALANCED FUND
                               -----------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  The information for the fiscal year 2000 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2000 was audited by KPMG LLP. For more information regarding the change in independent auditors of the fund, see the Statement of Additional Information.

                                                                                      CLASS A
                                                           --------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                           --------------------------------------------------------------
                                                            2000(a)       1999(a)       1998(a)        1997        1996
                                                           ----------    ----------    ----------    --------    --------
Net asset value, beginning of period                       $    32.69    $    28.23    $    25.78    $  21.84    $  19.22
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.92          0.82          0.71        0.60        0.66
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (2.23)         4.46          2.45        4.66        2.99
=========================================================================================================================
    Total from investment operations                            (1.31)         5.28          3.16        5.26        3.65
=========================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.79)        (0.82)        (0.65)      (0.55)      (0.55)
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.49)           --         (0.06)      (0.77)      (0.48)
=========================================================================================================================
    Total distributions                                         (1.28)        (0.82)        (0.71)      (1.32)      (1.03)
=========================================================================================================================
Net asset value, end of period                             $    30.10    $    32.69    $    28.23    $  25.78    $  21.84
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                 (4.18)%       19.04%        12.46%      24.41%      19.25%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $2,507,641    $1,800,350    $1,318,230    $683,633    $334,189
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets                          0.96%(c)      0.94%         0.95%       0.98%       1.15%
=========================================================================================================================
Ratio of net investment income to average net assets             2.80%(c)      2.81%         2.81%       2.48%       2.97%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                            55%           65%           43%         66%         72%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)Calculated using average shares outstanding.
(b)Does not include sales charges.
(c)Ratios are based on average daily net assets of $2,177,782,695.

                               -----------------
                               AIM BALANCED FUND
                               -----------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                      CLASS B
                                                            ------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                            ------------------------------------------------------------
                                                             2000(a)       1999(a)      1998(a)       1997        1996
                                                            ----------    ----------    --------    --------    --------
Net asset value, beginning of period                        $    32.61    $    28.18    $  25.75    $  21.83    $  19.22
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.66          0.58        0.42        0.38        0.48
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (2.23)         4.45        2.51        4.68        2.99
========================================================================================================================
    Total from investment operations                             (1.57)         5.03        2.93        5.06        3.47
========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.54)        (0.60)      (0.44)      (0.37)      (0.38)
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.49)           --       (0.06)      (0.77)      (0.48)
========================================================================================================================
    Total distributions                                          (1.03)        (0.60)      (0.50)      (1.14)      (0.86)
========================================================================================================================
Net asset value, end of period                              $    30.01    $    32.61    $  28.18    $  25.75    $  21.83
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                  (4.93)%       18.08%      11.53%      23.42%      18.28%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $1,358,823    $1,183,215    $894,165    $486,506    $237,082
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets                           1.73%(c)      1.75%       1.76%       1.79%       1.97%
========================================================================================================================
Ratio of net investment income to average net assets              2.03%(c)      2.00%       2.00%       1.67%       2.15%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                             55%           65%         43%         66%         72%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)Calculated using average shares outstanding.
(b)Does not include contingent deferred sales charges.
(c)Ratios are based on average daily net assets of $1,309,609,673.

                                                                                    CLASS C
                                                              ----------------------------------------------------
                                                                                                     AUGUST 4,
                                                                                                    (DATE SALES
                                                                                                     COMMENCED)
                                                                  YEAR ENDED DECEMBER 31,             THROUGH
                                                              --------------------------------      DECEMBER 31,
                                                              2000(a)     1999(a)     1998(a)           1997
                                                              --------    --------    --------    ----------------
Net asset value, beginning of period                          $  32.65    $  28.21    $  25.76         $25.55
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.66        0.58        0.42           0.16
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (2.23)       4.46        2.53           1.01
==================================================================================================================
    Total from investment operations                             (1.57)       5.04        2.95           1.17
==================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.54)      (0.60)      (0.44)         (0.19)
------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.49)         --       (0.06)         (0.77)
==================================================================================================================
    Total distributions                                          (1.03)      (0.60)      (0.50)         (0.96)
==================================================================================================================
Net asset value, end of period                                $  30.05    $  32.65    $  28.21         $25.76
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                  (4.93)%     18.09%      11.60%          4.67%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $365,510    $200,585    $114,163         $9,394
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets                           1.73%(c)    1.75%       1.73%          1.78%(d)
==================================================================================================================
Ratio of net investment income to average net assets              2.03%(c)    2.00%       2.03%          1.68%(d)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate                                             55%         65%         43%            66%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)Calculated using average shares outstanding.
(b)Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)Ratios are based on average daily net assets of $296,503,243.
(d)Annualized.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge
- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       at the end of the month              shares
                                       which is eight years after
                                       the date on which shares
                                       were purchased along with a
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.
          ----------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12B-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   25,000      5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------


                                      A-1                            MCF--04/01

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

     YEAR SINCE
    PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES
AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with shares currently owned (Class A, B or C) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--04/01                            A-2

                                --------------
                                 THE AIM FUNDS
                                --------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Large Cap Opportunities Fund, AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                      ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                    INVESTMENTS
-----------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                         25                                                 50
IRA, Education IRA or Roth IRA                    250                                                 50
All other accounts                                500                                                 50
----------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS
---------------------------------------------------------------------------------------------------------

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

                                      A-3                            MCF--04/01

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--04/01                           A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial     Contact your financial consultant.
Consultant

By Mail                 Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                        (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                        executed stock power; and (4) signature guarantees, if
                        necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                        resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                        whether you wish to have federal income tax withheld from
                        your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone            Call the transfer agent. You will be allowed to redeem by
                        telephone if (1) the proceeds are to be mailed to the
                        address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                        physical share certificates; (3) you can provide proper
                        identification information; (4) the proceeds of the
                        redemption do not exceed $250,000; and (5) you have not
                        previously declined the telephone redemption privilege.
                        Certain accounts, including retirement accounts and 403(b)
                        plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                        trading session of the New York Stock Exchange (NYSE) in
                        order to effect the redemption at that day's closing price.

By AIM Internet
Connect                 Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                        physical share certificates; (2) you can provide proper
                        identification information; (3) the proceeds of the
                        redemption do not exceed $250,000; and (4) you have
                        established the internet trading option. AIM prototype
                        retirement accounts may not be redeemed on the internet.
                        The transfer agent must confirm your transaction during the hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

-------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

                                      A-5                            MCF--04/01

                                --------------
                                 THE AIM FUNDS
                                --------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE

You may, within 120 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.


YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:


(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

MCF--04/01                            A-6

                                --------------
                                 THE AIM FUNDS
                                --------------

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.




-------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
 ------------------------------------------------------------------------------

                                     A-7                             MCF--04/01

                                --------------
                                 THE AIM FUNDS
                                --------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

MCF--04/01                            A-8

                               -----------------
                               AIM BALANCED FUND
                               -----------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

ON THE INTERNET:             You can send us a
                             request by e-mail or
                             download prospectuses,
                             annual or semiannual
                             reports via our website:
                             http://www.aimfunds.com

---------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------
AIM Balanced Fund
SEC 1940 Act file number: 811-1540
----------------------------------

[AIM LOGO APPEARS HERE]    www.aimfunds.com   BAL-PRO-1   INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

                                                                   APPENDIX III

                       ANNUAL REPORT / MANAGERS' OVERVIEW


FUND WEATHERS STORMY MARKET

THE HEADLINES HAVE PAINTED A RATHER ALARMING PICTURE THIS YEAR. WHAT RESULTS DID THE FUND PRODUCE?
Though certainly affected by the year's astonishing volatility, AIM Balanced Fund fared better than the stock market, as represented by the S&P 500. Excluding sales charges, the fund returned -4.21% per Class A share and -4.93% per Class B and Class C share for the fiscal year ended December 31, 2000, while the S&P 500 returned -9.10%. A balanced fund's bond component tends to moderate its results both when markets rise and when they decline. However, compared to other balanced funds, AIM Balanced Fund contains more growth stocks, which tend to perform better in rising than in falling markets. The Lipper Balanced Fund Index returned 2.39% during the same period.

WHAT MAJOR TRENDS SHAPED THE MARKET?
During the first two months of the year, the market remained very strong. The Dow set a record in January, and the tech-laden Nasdaq continued to soar to record levels well into March. Then investors became concerned that tech stocks might be overvalued, and virtually the entire stock market was shaken by severe price corrections in the technology sector.
    Meanwhile, the Federal Reserve Board (the Fed) continued raising interest rates to contain inflation by slowing torrid economic growth. Rising rates cut into bond portfolio returns, since the value of existing bonds declines as new bonds are issued at higher interest rates. After raising interest rates again in May--the sixth increase since the preceding June--the Fed ceased its monetary tightening policy for the remainder of the year. Markets rallied in late May and June amid mounting evidence that economic growth was slowing, reducing the probability of additional Fed rate hikes.
    Market values of bonds were skewed by the Treasury Department's program of buying back 30-year Treasury bonds to reduce the federal debt. The perceived scarcity of long-term Treasuries drove their prices up, causing their yields to drop below those of shorter-term instruments, a condition called an inverted yield curve.
    In late summer and early fall, several factors converged to undermine corporate

                        GROWTH OF NET ASSETS (BAR CHART)
                            Including sales charges



                        $3.2 Billion       $4.2 Billion

                          12/31/99           12/31/00

PORTFOLIO COMPOSITION

As of 12/31/00, based on total net assets              [THUMBNAIL COVER ARTWORK]

====================================================================================================================================
TOP 10 EQUITY HOLDINGS                                            TOP 10 FIXED-INCOME HOLDINGS
                                                                                                       COUPON   MATURITY   PERCENT
------------------------------------------------------------------------------------------------------------------------------------
 1. Citigroup Inc.                           0.99%                 1. Comverse Technology, Inc.         4.50%    7/1/05      0.92%
 2. EMC Corp.                                0.97                  2. VERITAS Software Corp.            1.86     8/13/06     0.59
 3. Verizon Communications Inc.              0.95                  3. TCI Communications, Inc.          9.80     2/1/12      0.46
 4. American International Group, Inc.       0.89                  4. General Motors Acceptance Corp.   6.85     6/17/04     0.43
 5. Cisco Systems, Inc.                      0.87                  5. NBD Bank N.A.                     8.25    11/1/24      0.41
 6. Univision Communications, Inc. -         0.87                  6. Candescent Technologies Corp.     8.00     5/1/03      0.38
    Class A                                                        7. Citicorp Lease - Class A2         8.04    12/15/19     0.38
 7  Omnicom Group Inc.                       0.86                  8. Honeywell International Inc.      7.50     3/1/10      0.37
 8. SBC Communications, Inc.                 0.84                  9. Continental Cablevision, Inc.     9.50     8/1/13      0.36
 9. Safeway Inc.                             0.80                 10. BSCH Issuances Ltd.               7.63     9/14/10     0.36
10. J.P. Morgan Chase & Co., Inc.            0.80                     (Cayman Islands)

TOP 10 INDUSTRIES
  1. Telephone                               6.85%
  2. Broadcasting (TV, Radio & Cable)        5.85
  3. Financial (Diversified)                 5.37
  4. Natural Gas                             4.51
  5. Computers (Software & Services)         3.82
  6. Investment Banking/Brokerage            3.63
  7. Electric Companies                      3.08
  8. Oil & Gas (Exploration & Production)    2.68
  9. Communications Equipment                2.56
 10. Banks (Major Regional)                  2.28


The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================================================


          See important fund and index disclosures inside front cover.


                                AIM BALANCED FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


                      -------------------------------------

                     BROAD DIVERSIFICATION ACROSS INDUSTRIES

                        AND MARKET-CAPITALIZATION RANGES

                       HELPED THE FUND MAINTAIN STABILITY.

                      -------------------------------------


earnings. Skyrocketing oil prices raised costs for both consumers and businesses, constricting their buying power. All year the euro's weakness made U.S. goods more expensive overseas and depressed earnings for many U.S. multinational corporations. Markets remained unsettled during the month-long uncertainty over the U.S. presidential election. In the fall, a startling proportion of major corporations issued warnings that their earnings would not meet analysts' expectations.
    These interacting concerns culminated in a steep market decline in November. Markets rebounded at indications that the Fed might cut interest rates soon, then sagged again when no rate cut materialized at the Fed's December 19 meeting.

WHAT STEPS DID THE FUND TAKE TO DEAL WITH THESE EVENTS?
The fund maintained its disciplined approach to investing. Capitalizing on the market downturn as a buying opportunity, the fund used its continued strong cash inflows during the second half to acquire additional growth stocks at attractive prices. Broad diversification across industries and market-capitalization ranges helped maintain stability. Among adjustments was an increase in energy holdings, especially in the natural-gas industry. Holdings in financial services were also increased.
    For its fixed-income portfolio, the fund selects higher-quality bonds (with an average quality rating of A) with intermediate maturities to reduce volatility. The fund also holds down the average duration of its bond portfolio to reduce its sensitivity to interest-rate swings.

WHAT WERE SOME TOP HOLDINGS OF THE FUND?

o Citigroup provides banking, insurance and investment services to consumer and corporate customers.
o   EMC makes hardware and software for information storage and protection.
o Telecommunications firm Verizon was formed by the merger of Bell Atlantic and GTE.
o American International Group (AIG) has general and life insurance operations.
o   Omnicom provides advertising, marketing and public-relations services.
o   Safeway operates retail supermarkets.

WHAT WERE CONDITIONS LIKE AS THE FISCAL YEAR CLOSED ON DECEMBER 31?
The situation was mixed. Late in 2000, markets were roiled by a string of corporate warnings about earnings and revenue expectations. Many believe earnings may continue to disappoint for the next six to eight months, as capital expenditures and consumer spending may slow or decline.
    On the other hand, toward the close of the fiscal year, the Fed indicated that its bias had changed from warding off inflation to warding off recession, signaling the possibility of rate cuts aimed at stimulating the economy. Historically, declining interest rates bode well for stocks. Though the economy had slowed from its previous strong pace, unemployment remained at its lowest level in decades and inflation continued to be quite low. Prices of many stocks had been brought to much more reasonable levels by the steep downturn in equity markets during the last quarter of 2000, a potential buying opportunity.
    Given the level of uncertainty surrounding short-term economic trends, we can expect market volatility to continue and thus regard this as an environment in which investors would be well advised to maintain a long-term investment perspective.
[ART WORK]
PORTFOLIO COMPOSITION BY INVESTMENT
(pie chart)
COMMON STOCK 48.91%
CORPORATE BONDS  29.77%
GOVERNMENT BONDS 9.20%
CASH & OTHER 7.02%
CONVERTIBLE BONDS 2.16%
GOVERNMENT AGENCY 1.58%
CONVERTIBLE PREFERRED 0.78%
PREFERRED STOCK 0.58%


                     -------------------------------------

READ THIS REPORT ONLINE!
A new service is available--electronic delivery of fund reports and prospectuses. You can read the same AIM report you are reading now--online. Once you sign up for the service, we will send you a link to the report via e-mail. If you choose to receive your reports online, you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    Please visit our Web site at www.aimfunds.com and go to "Your AIM Account." Log into your account and then click on the "View Other Account Options" dropdown menu and select "eDelivery."

                     -------------------------------------



          See important fund and index disclosures inside front cover.

                                AIM BALANCED FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM BALANCED FUND VS. BENCHMARK INDEXES

12/31/90-12/31/00
in thousands
================================================================================
Date             AIM Balanced Fund       S&P 500           Lipper Balanced
                   Class A Shares         Index               Fund Index
--------------------------------------------------------------------------------
1/1/95                $ 9,525            $10,000               $10,000
03/31/1991             11,133             11,450                11,041
06/30/1991             11,287             11,422                11,071
09/30/1991             12,197             12,032                11,772
12/31/1991             13,618             13,040                12,584
03/31/1992             13,437             12,711                12,436
06/30/1992             12,883             12,952                12,636
09/30/1992             13,459             13,361                13,035
12/31/1992             14,931             14,033                13,524
03/31/1993             15,462             14,646                14,160
06/30/1993             16,208             14,715                14,449
09/30/1993             17,460             15,095                14,977
12/31/1993             17,253             15,445                15,139
03/31/1994             16,596             14,862                14,678
06/30/1994             16,236             14,923                14,566
09/30/1994             16,590             15,651                14,993
12/31/1994             16,314             15,647                14,830
03/31/1995             17,331             17,169                15,724
06/30/1995             19,214             18,805                16,825
09/30/1995             20,896             20,298                17,728
12/31/1995             22,020             21,519                18,520
03/31/1996             22,829             22,673                18,936
06/30/1996             24,002             23,687                19,319
09/30/1996             25,096             24,417                19,829
12/31/1996             26,255             26,451                20,939
03/31/1997             25,815             27,162                21,035
06/30/1997             29,217             31,899                23,303
09/30/1997             32,507             34,284                24,803
12/31/1997             32,670             35,270                25,191
03/31/1998             35,472             40,186                27,184
06/30/1998             35,553             41,518                27,597
09/30/1998             32,378             37,395                25,999
12/31/1998             36,734             45,351                28,991
03/31/1999             37,630             47,608                29,458
06/30/1999             38,575             50,954                30,782
09/30/1999             37,625             47,776                29,507
12/31/1999             43,731             54,880                31,599
03/31/2000             46,447             56,141                32,542
06/30/2000             44,557             54,647                32,152
09/30/2000             45,234             54,118                32,792
12/31/2000            $41,898            $49,888               $32,360

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
This chart compares your fund's Class A shares to benchmark indexes. It is intended to give you an idea of how your fund performed compared to those indexes over the period 12/31/90--12/31/00. It is important to understand the differences between your fund and an index. Your fund's total return is shown with a sales charge, and it includes fund expenses and management fees. An index measures the performance of a hypothetical portfolio. A market index such as the S&P 500 is unmanaged, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment. An index of funds such as the Lipper Balanced Fund Index includes a number of mutual funds grouped by investment objective or style. Each of the funds represented in the Lipper Balanced Fund Index interprets that objective differently, and each employs a different management approach and investment strategy.

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/00, including sales charges
================================================================================
CLASS A SHARES
10 years                           15.40%
5 years                            12.62
1 year                             -8.76*
* -4.21% excluding sales charges

CLASS B SHARES
Inception (10/18/93)               11.72%
5 years                            12.57
1 year                             -9.53*
* -4.93% excluding CDSC

CLASS C SHARES
Inception (8/4/97)                  8.28%
1 year                             -5.85*
* -4.93% excluding CDSC

================================================================================

The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and expenses. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.

                                AIM BALANCED FUND

GROUP D

[AIM LOGO APPEARS HERE]
                                                               |---------------|
          PROXY TABULATOR                                      |  FIRST CLASS  |
          P.O. BOX 9132                                        | U.S. POSTAGE  |
          HINGHAM, MA  02043-9132                              |     PAID      |
                                                               |     PROXY     |
                                                               |   TABULATOR   |
                                                               |---------------|


     EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!
 VOTE BY TELEPHONE            VOTE BY INTERNET              VOTE BY MAIL

    TELEPHONE AND INTERNET VOTING AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK!

----------------------- | --------------------------- | -----------------------
 VOTING BY TELEPHONE    |    VOTING BY INTERNET       |     VOTING BY MAIL
                        |                             |
Have your proxy card    |  Have your proxy card       | Please mark, sign and
available. Call the     |  available. Log on to       | date your proxy card
TOLL-FREE number        |  http://www.aimfunds.com    | and return it in the
1-866-727-0852 using    |  and select Proxy Voting    | postage-paid envelope
a touch-tone telephone. |  to access your Fund.       | provided or return it
You will be prompted    |  Follow the simple screen   | to: Proxy Tabulator,
to enter your Control   |  instructions that will     | P.O. Box 9132,
Number as shown below.  |  be presented to you to     | Hingham, MA 02043-9132.
Follow the simple       |  record your vote.          |
prompts that will be    |                             |
presented to you to     |                             |
record your vote.       |                             |
----------------------- | --------------------------- | -----------------------

                  NOTE: If you vote by telephone or internet,
                    please do not send your proxy by mail.

              |------------------------------------------------|
              | USE THE CONTROL NUMBER BELOW TO VOTE THIS | | PROXY CARD BY TELEPHONE OR INTERNET. | | EACH PROXY CARD HAS ITS OWN CONTROL NUMBER. | | **** CONTROL NUMBER: 999 999 999 999 **** |
              |------------------------------------------------|

         P Please fold and detach card at perforation before mailing. P

PROXY CARD                                                           PROXY CARD
                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                             AIM Advisor Flex Fund
                      (a portfolio of AIM Advisor Funds)
     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 17, 2001

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on August 17, 2001, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                        Proxy must be signed and dated below.

                                         Dated ___________________ 2001
                                         ______________________________________
                                        |                                      |
                                        |                                      |
                                        |______________________________________|
                                        Signature(s) (if held jointly)
                                        NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                        APPEARS ON THIS PROXY CARD. All joint
                                        owners should sign. When signing as
                                        executor, administrator, attorney,
                                        trustee or guardian or as custodian
                                        for a minor, please give full title
                                        as such. If a corporation, please
                                        sign in full corporate name and
                                        indicate the signer's office. If a
                                        partner, sign in the partnership name.

                                                                    522,622,322

       P  Please fold and detach card at perforation before mailing.  P

                              Please fill in box as shown using black or
                              blue ink or number 2 pencil.
                              PLEASE DO NOT USE FINE POINT PENS.         |X|

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" THE APPROVAL OF THE PROPOSAL.

                                                      FOR    AGAINST    ABSTAIN
1. To approve an Agreement and Plan of
   Reorganization that provides for the                O        O          0
   combination of AIM Advisor Flex Fund,
   a portfolio of AIM Advisor Funds, with
   AIM Balanced Fund, a portfolio of
   AIM Funds Group.

2. IN THE DISCRETION OF SUCH PROXIES, UPON
   SUCH OTHER  BUSINESS AS MAY PROPERLY COME
   BEFORE THE MEETING OR ANY ADJOURNMENT
   THEREOF.
                                                                    522,622,322